UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

TRANSCAT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 15, 2006
PROXY STATEMENT 2006 ANNUAL MEETING OF SHAREHOLDERS
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO APPROVAL OF AN AMENDMENT TO THE TRANSCAT, INC. 2003 INCENTIVE PLAN
PROPOSAL THREE RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE*
COMPARISON OF CUMULATIVE TOTAL RETURN*
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
OTHER MATTERS

TRANSCAT, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 15, 2006

The annual meeting of shareholders of Transcat, Inc. will be held at the company’s headquarters, which are located at 35 Vantage Point Drive, Rochester, New York 14624, on Tuesday, August 15, 2006, at 12:00 noon, local time, for the following purposes, which are more fully described in the accompanying proxy statement:

•	to elect four directors;

•	to approve an amendment to the Transcat, Inc. 2003 Incentive Plan to permit directors to participate in the plan;

•	to ratify the selection of BDO Seidman, LLP as the company’s independent registered public accounting firm for the fiscal year ending March 31, 2007; and

•	to transact such other business as may properly come before the annual meeting or at any adjournments thereof.

The board of directors has fixed the close of business on June 28, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Carl E. Sassano
Chairman and Chief Executive Officer

Rochester, New York
July 10, 2006

TRANSCAT, INC.

PROXY STATEMENT
2006 ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the board of directors of Transcat, Inc., an Ohio corporation, for use at the annual meeting of shareholders to be held on Tuesday, August 15, 2006, at 12:00 noon, local time, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders.

Location of Annual Meeting

The annual meeting will be held at our headquarters, which are located at 35 Vantage Point Drive, Rochester, New York 14624.

Principal Executive Offices

Our principal executive offices are located at 35 Vantage Point Drive, Rochester, New York 14624, and our telephone number is (585) 352-7777.

Mailing Date

These proxy solicitation materials are first being mailed by us on or about July 10, 2006 to all shareholders entitled to vote at the annual meeting.

Record Date; Outstanding Shares

Shareholders of record at the close of business on June 28, 2006, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. We have one class of shares outstanding, designated common stock, $0.50 par value per share. As of the record date, 6,874,324 shares of our common stock were issued and outstanding.

Solicitation of Proxies

We are making this solicitation of proxies, and we will bear all related costs. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited on our behalf, in person or by telephone or facsimile, by our directors, officers and regular employees, none of whom will receive additional compensation for doing so. In addition, we have retained Regan & Associates, Inc., a professional solicitation firm, which will assist us in delivering proxy material and soliciting proxies for a fee of approximately $8,000.

Revocability of Proxies

You may revoke any proxy given pursuant to this solicitation, at any time before it is voted, by either:

•	delivering a written notice of revocation or a duly executed proxy bearing a later date; or

•	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (1) your beneficial ownership of the shares and (2) that the broker, bank or other nominee is not voting the shares at the meeting.

Voting; Cumulative Voting

Generally, each shareholder is entitled to one vote for each share held as of the record date. With respect to the election of directors, shareholders can cumulate their votes in certain circumstances. Cumulative voting is a system of voting whereby each shareholder receives a number of votes equal to the number of shares that the shareholder holds as of the record date multiplied by the number of directors to be elected. Thus, for example, if you held 100 shares as of the record date, you would be entitled to cast 400 votes (100, the number of shares held, multiplied by four, the number of directors to be elected) for the election of directors. Cumulative voting is only allowed for the election of directors and is not permitted for voting on any other proposal.

To employ cumulative voting for the election of directors at the annual meeting, you must notify the president, a vice president or the corporate secretary that you desire that cumulative voting be used at the annual meeting for the election of directors. Such notice must be in writing, and it must be given at least 48 hours before the time fixed for holding the annual meeting. In addition, a formal announcement must be made at the commencement of the annual meeting by the chairman, the corporate secretary or by or on behalf of you, stating that such notice has been given.

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions on such proxies. If no specific instructions are given, the shares will be voted:

•	FOR the election of the four nominees for directors named in this proxy statement;

•	FOR the approval of the amendment to the Transcat, Inc 2003 Incentive Plan to permit directors to participate in the plan; and

•	FOR the ratification of the selection of BDO Seidman, LLP as the company’s independent registered public accounting firm for the fiscal year ending March 31, 2007.

The shares may also be voted for such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.

Quorum

A quorum is required for shareholders to conduct business at the annual meeting. The presence, in person or by proxy, of the holders of shares having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting will constitute a quorum.

Effect of Abstentions

Abstentions are counted for the purpose of establishing a quorum and have the same effect as a vote against a proposal (other than the election of directors).

Effect of “Broker Non-Votes”

Under the rules governing brokers who have record ownership of shares that they hold in “street name” for their clients, who are the beneficial owners of such shares, brokers normally have the discretion to vote such shares on routine matters, such as director elections and the ratification of the selection of an independent registered public accounting firm, but not on non-routine matters. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a non-routine proposal because the broker has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares.

Because the proposals to be acted upon at the annual meeting include both routine matters as well as one non-routine matter (the approval of the amendment to the Transcat, Inc. 2003 Incentive Plan), with respect to uninstructed shares, brokers may turn in a proxy card and vote on the routine matters but not on the non-routine matter. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but they will not be counted for the purpose of determining the number of shares entitled to vote on a non-routine proposal. Accordingly, broker non-votes will not affect the outcome of the proposal to approve the amendment to the Transcat, Inc. 2003 Incentive Plan.

Vote Required

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum at the annual meeting.

Proposal Number	Proposal Description	Vote Required

One	Election of four members of the board of directors	Plurality of the votes duly cast

Two	Approval of an amendment to the Transcat, Inc. 2003 Incentive Plan to permit directors to participate in the plan	Majority of the votes duly cast

Three	Ratification of the selection of BDO Seidman, LLP as the company’s independent registered public accounting firm for the fiscal year ending March 31, 2007	Majority of the votes duly cast

Annual Report to Shareholders and Annual Report on Form 10-K

We have enclosed our 2006 Annual Report to Shareholders with this proxy statement. Our Annual Report on Form 10-K for the fiscal year ended March 25, 2006, as filed with the Securities and Exchange Commission, is included in the 2006 Annual Report. The 2006 Annual Report includes our audited financial statements, along with other information about us, which we encourage you to read.

You can obtain, free of charge, an additional copy of our Form 10-K by:

•	accessing our internet website at: http://www.transcat.com/abouttranscat/investorrelations.asp;

•	writing to us at: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary; or

•	telephoning us at 585-352-7777.

You can also obtain a copy of our Form 10-K and other periodic filings that we make with the Securities and Exchange Commission from the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees Proposed for Election as Directors for a Term Expiring in 2009

Our articles of incorporation provide for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms. As a result, only a portion of our board of directors is elected each year.

At this year’s annual meeting, shareholders will elect four directors to hold office for a term expiring in 2009 or until each of their successors is duly elected and qualified. Based on the recommendation of the corporate governance and nominating committee, we have nominated Francis R. Bradley, Cornelius J. Murphy, Alan H. Resnick and Carl E. Sassano for election. Each nominee is currently a director, and we recommend their re-election.

Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions on your proxy card, proxies in the enclosed form will be voted FOR the election of each of Messrs. Bradley, Murphy, Resnick and Sassano. The votes represented by such proxies may be cumulated if proper notice is given (see “Voting; Cumulative Voting” on page 2 of this proxy statement).

We do not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, determine. However, proxies in the enclosed form cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Director
Name and Background	Since

Francis R. Bradley, age 60, retired in 2000 from E.I. DuPont de Nemours & Co., Inc., a global science and technology company, following a 32-year career. Mr. Bradley’s last DuPont position was founding business manager for the DuPont Instrumentation Center. Prior to that, he held a series of managerial positions, including engineering test center manager and materials engineering manager. He is currently an executive associate with Sullivan Engineering Company (engineering and construction) and consults independently on business and technology matters.	2000

Cornelius J. Murphy, age 75, established CJM & Associates, a human resources management consulting firm, in May 2005. From 1990 to May 2005, he served as senior vice president in the Rochester, New York office of Goodrich & Sherwood Associates, Inc. (human resources management consulting). For more than 35 years before that, he was employed by Eastman Kodak Company in various executive positions, including senior vice president and a director in the office of the chairman.	1991

Alan H. Resnick, age 62, was elected a director in November 2004 to fill one of the vacancies created by the increase in the size of the board from nine to 11 members. Mr. Resnick is president of Janal Capital Management LLC (investment management), a position he has held since August 2004 after a 31-year career at Bausch & Lomb Incorporated. Mr. Resnick served as vice president and treasurer and a member of Bausch & Lomb’s corporate strategy board until his retirement in October 2004. He also served as a member of the advisory board of FM Global, a leading property insurance carrier, until his retirement. Mr. Resnick is treasurer and a member of the board of directors of the Monroe Community College Foundation and serves on numerous boards and committees for several not-for-profit organizations in the greater Rochester, New York area.
2004

Director
Name and Background	Since

Carl E. Sassano, age 56, was elected chairman of the board in October 2003. Mr. Sassano was elected a director in October 2000 to fill a vacancy on our board. He became our president and chief executive officer following Robert G. Klimasewski’s retirement from these positions in March 2002 but ceased to serve as our president on May 23, 2006, when Charles P. Hadeed assumed that title. Mr. Sassano was president and chief operating officer of Bausch & Lomb Incorporated in 1999 and 2000. He also held positions in Bausch & Lomb as president, global vision care (1996-1999), president, contact lens division (1994-1996), group president (1993-1994) and president, Polymer Technology (1983-1992), a high growth subsidiary of Bausch & Lomb. Mr. Sassano is a trustee of Rochester Institute of Technology and Rochester-based public broadcaster WXXI, as well as a member of the board of directors of the Eastman Dental Center Foundation.
2000

Directors Whose Terms Do Not Expire at the Annual Meeting

The following table sets forth certain information with respect to each of our directors whose term in office does not expire at the annual meeting.

	Director	Term
Name and Background	Since	Expires

E. Lee Garelick, age 71, is retired. From April 1996 until March 1999, we employed him as a senior executive. From June 1979 until April 1996, he was president and part owner of Altek Industries Corp., Rochester, New York (manufacturer of calibration instrumentation), which we acquired in April 1996.	1996	2008

Richard J. Harrison, age 60, was elected a director in November 2004 to fill one of the vacancies created by the increase in the size of the board from nine to 11 members. Mr. Harrison is senior vice president-retail loan administration at Five Star Bank (the successor to the National Bank of Geneva), a position he has held since July 2003. From January 2001 through January 2003, he served as executive vice president and chief credit officer of the Savings Bank of the Finger Lakes. Prior to that, he served as an independent financial consultant (January 1999 through January 2000) and held senior executive management positions with United Auto Finance, Inc.; American Credit Services, Inc. (a subsidiary of Rochester Community Savings Bank); and Security Trust Company/Security New York State Corporation (now Fleet/Bank of America).
	2004	2008

Nancy D. Hessler, age 60, joined Integrated People Solutions, Boulder, Colorado (strategic human resources consultant) as a vice president in March 2003. Prior to that, she was director of human resources of the wireless internet solutions group of Nortel Networks Corp., Rochester, New York (telecommunications systems) from October 1998 until June 2002. From May 1996 until September 1998, she was group manager of human resources for Rochester Gas and Electric Corporation, Rochester, New York (public utility). From 1991 until May 1996, Ms. Hessler served as human resource manager of the advanced imaging business unit and as manager of sourcing for the general services division of Xerox Corporation. Ms. Hessler serves on the board of directors of Geva Theatre Center.
	1997	2007

Robert G. Klimasewski, age 63, served as our president and chief executive officer from December 1999 until his retirement in March 2002. He served as our chairman of the board of directors from April 1998 until December 1999, and as our president and chief executive officer from June 1994 until April 1998. Until 2000, Mr. Klimasewski was also vice chairman of Burleigh Instruments, Inc., Rochester, New York (manufacturer of laser instrumentation and micropositioning equipment), which he founded in 1972. Mr. Klimasewski also serves on the board of directors of VirtualScopics, Inc., a start-up software company in the pharmaceutical business, and since June 2005 he has served as the president and chief executive officer of VirtualScopics, Inc.
	1982	2007

	Director	Term
Name and Background	Since	Expires

Paul D. Moore, age 55, is a senior vice president of M&T Bank Corporation. He currently serves as senior credit officer overseeing all corporate lending activity in the Rochester, Syracuse, Binghamton and Albany, New York markets. During his 27-year career at M&T Bank, he has been the commercial banking manager for the Rochester, New York market and has held various commercial loan positions in Buffalo, New York.	2001	2007

Dr. Harvey J. Palmer, age 60, is a professor at and dean of the Kate Gleason College of Engineering at Rochester Institute of Technology, Rochester, New York. Prior to that appointment, he was a professor of chemical engineering at the University of Rochester from 1971 through June 2000, where he also held positions of department chair and associate dean of graduate studies.	1987	2008

John T. Smith, age 57, is our lead director and is chairman and chief executive officer of Brite Computers, Inc., which he joined in 1999. Prior to that, from 1997 to 1999, he was the president of JTS Chequeout Solutions, Inc. From 1980 to 1997, Mr. Smith was president of JTS Computer Services, Inc. Mr. Smith serves on the board of directors Monroe Community College Foundation and the board of directors of Croop LaFrance Inc.	2002	2008

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO THE TRANSCAT, INC. 2003 INCENTIVE PLAN

Background

On June 24, 2003, the board adopted the Transcat, Inc. 2003 Incentive Plan, which for convenience is referred to in this proxy statement as the “2003 Plan,” and the board recommended that the plan be submitted to our shareholders for their approval at the 2003 annual meeting of shareholders. The shareholders subsequently approved the 2003 Plan on August 19, 2003 at the 2003 annual meeting.

The class of eligible participants under the 2003 Plan consists of our employees and consultants. Currently, our directors are not eligible to participate in the 2003 Plan. On April 18, 2006, the board approved the amendment of the 2003 Plan to permit directors to participate in the plan and recommended that this amendment be submitted to the shareholders for their approval at the annual meeting. In approving the amendment, the board noted that, in October 2003, the non-employee directors voluntarily agreed to cease receiving equity awards under the Amended and Restated Directors’ Stock Plan and instead agreed to receive their annual retainers and meeting attendance fees in cash. The board further noted that management has recommended to the board that the Amended and Restated Directors’ Stock Plan be terminated, and it is currently anticipated that the board will terminate the Amended and Restated Directors’ Stock Plan at its next meeting following the annual meeting if this proposal is approved by the shareholders. The board believes that it is important for the company to have the ability to compensate directors for their services with equity compensation in addition to cash. Accordingly, the board concluded that directors should be eligible to participate in the 2003 Plan. If approved by our shareholders, effective as of the date of the annual meeting, our directors will be eligible to participate in the 2003 Plan.

The 2003 Plan is summarized below. This summary is qualified in its entirety by reference to the text of the 2003 Plan, as amended, to permit directors to participate in the plan, a copy of which is attached as appendix D to this proxy statement. You are urged to read the actual text of the 2003 Plan, as amended, in its entirety.

Purpose

The purpose of the 2003 Plan, as amended, is to recruit and retain selected directors, employees and consultants and to motivate such persons to put forth their maximum effort toward our continued growth, profitability and success by providing incentives to such individuals through the ownership and performance of our common stock.

Shares Available under the 2003 Plan

When the 2003 Plan became effective on August 19, 2003, a total of 1,900,000 shares of our common stock were reserved for issuance under the plan. Of that total, 982,000 shares were reserved for new stock option awards under the 2003 Plan and 918,000 shares were reserved to satisfy stock option awards under the Transcat, Inc. Amended and Restated 1993 Stock Option Plan, which for convenience is referred to in this proxy statement as the “1993 Plan,” that were outstanding as of the termination of the 1993 Plan on June 14, 2003. As outstanding stock option awards under the 1993 Plan have lapsed or expired or been terminated or cancelled, the shares reserved for such stock option awards have become available for new awards under the 2003 Plan and have supplemented the 982,000 shares initially reserved for new awards under the 2003 Plan. As of June 28, 2006, there were 831,572 shares of our common stock available for issuance under the 2003 Plan.

The 2003 Plan provides that equitable adjustments will be made to the number of shares of common stock covered by outstanding awards, the price per share applicable to outstanding awards and the number of shares that are thereafter available for awards in the event of a change in our capital or capital stock or any special distributions to shareholders.

Shares Available under Other Company Plans

In addition to the maximum of 1,900,000 shares of our common stock that are authorized and could be issued pursuant to the 2003 Plan, as of June 28, 2006, the following shares of our common stock were previously authorized and were either issued or could be issued under the following separate equity plans we maintain:

	Date Plan	Shares	Shares
Name of Plan	Authorized	Authorized	Issued/Granted

Employees’ Stock Purchase Plan	June 5, 1995	400,000	271,777
Amended and Restated Directors’ Stock Plan (1)	January 17, 1995	400,000	324,819
Amended and Restated Directors’ Warrant Plan	August 21, 1984	200,000	176,000

(1)	Management has recommended to the board of directors that this plan be terminated if proposal number two is approved by our shareholders.

Administration

The compensation, benefits and stock option committee of the board (or such other committee as may be designated by the board), which for convenience will be referred to in this proxy statement as the “compensation committee,” administers the 2003 Plan. The compensation committee has the authority to interpret the 2003 Plan, establish rules and regulations for the operation and administration of the 2003 Plan, select the individuals to receive awards, determine the form, size, terms, conditions, limitations, and restrictions of awards, and take all other action it deems necessary or advisable to administer the 2003 Plan. The compensation committee may allocate all or any portion of its responsibilities and powers under the 2003 Plan to any one or more of its members, the chief executive officer or other senior members of management, as the compensation committee deems appropriate.

Eligible Participants

The following classes of persons are currently eligible to participate in the 2003 Plan:

•	all of our employees and the employees of any of our majority-owned subsidiaries, of which there are approximately 235 persons in this class;

•	foreign nationals who, but for the laws of their countries, would be our employees or employees of one of our subsidiaries, of which there are currently no persons in this class; and

•	consultants, advisors and independent contractors retained by the company or any of its majority-owned subsidiaries, of which there is one person in this class.

On April 18, 2006, the board approved the amendment of the 2003 Plan to permit our directors to participate in the plan and recommended that this amendment be submitted to our shareholders for their approval at the annual meeting. If the shareholders approve this amendment, our directors will be eligible to participate in the 2003 Plan. Currently, the class of people constituting our board of directors consists of eleven persons, of which ten currently would become eligible as non-employee directors.

The selection of those persons within a particular class who receive awards is entirely within the discretion of the compensation committee. The policy of the compensation committee is to grant most of the 2003 Plan’s awards to those persons who are in a position to have a significant direct impact on our growth, profitability and success. There are currently approximately 20 persons in this category.

Types of Awards

The 2003 Plan authorizes the grant of:

•	stock options (both incentive and non-qualified);

•	stock awards (both restricted and unrestricted);

•	performance awards (including performance shares and performance units); and

•	any other award established by the compensation committee that is consistent with the 2003 Plan’s purpose.

Stock Options.  The compensation committee may grant awards in the form of stock options to purchase shares of our common stock. For each stock option grant, the compensation committee will determine the number of shares subject to the option, the manner and time of the option’s exercise and the exercise price. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date the stock option is granted. Upon exercise, a participant may pay the exercise price in cash, shares of common stock, a combination thereof, or such other consideration as the compensation committee determines. Any stock option granted in the form of an incentive stock option will satisfy the requirements of section 422 of the Internal Revenue Code.

Performance Awards.  Only those employees who are covered employees within the meaning of section 162(m) of the Internal Revenue Code are eligible to receive performance awards. Generally, “covered employees” means our chief executive officer and our other four highest paid executive officers. Performance awards are structured to qualify as deductible performance-based compensation for purposes of section 162(m) of the Internal Revenue Code (see “Limitation on Income Tax Deduction” on page 11 of this proxy statement).

Within the first 90 days (or such other term as provided for in section 162(m)) of a performance period, the compensation committee will, in its sole discretion, designate which covered employees will be eligible for performance awards for the performance period, the length of the performance period, the types of performance awards to be issued, the performance criteria that are to be used to establish performance goals, the kind or level of performance goals and other relevant matters.

After the close of each performance period, the compensation committee will determine whether the performance goals for the cycle have been achieved. In determining the actual award to be paid to a participant, the compensation committee has the authority to reduce or eliminate the award earned by the participant, based upon any objective or subjective criteria it deems appropriate.

Payment Terms

Awards may be paid in cash, common stock, a combination of cash and common stock, or any other form of property, as the compensation committee determines. If an award is granted in the form of a stock award, stock option, or performance share, or in the form of any other stock-based grant, the compensation committee may include as part of the award an entitlement to receive dividends or dividend equivalents. At the discretion of the compensation committee, a participant may defer payment of a stock award, performance share, performance unit, dividend, or dividend equivalent.

Effect of Certain Events

Death or Disability.  The compensation committee has the authority to promulgate rules and regulations to determine the treatment of a participant under the 2003 Plan in the event of such participant’s death or disability. Unless otherwise provided in an award notice, in the event that a participant dies or becomes disabled prior to the complete exercise of the stock options granted to him or her under the 2003 Plan, any remaining stock options may be exercised in whole or in part within one year after the date of the participant’s death or disability to the extent that the participant would have been entitled to exercise the stock option on the date of the participant’s death or disability and prior to expiration of the term of that stock option.

Retirement or Approved Reason.  The compensation committee has the authority to promulgate rules and regulations to determine the treatment of a participant under the 2003 Plan in the event of such participant’s retirement or termination for an “approved reason” (as defined in the 2003 Plan). Unless otherwise provided in an award notice, upon a participant’s retirement or termination from the company for an approved reason prior to the complete exercise of the stock options granted to him or her under the 2003 Plan, any remaining stock options held by such participant survive and may be exercised in whole or in part at any time to the extent that the participant would have been entitled to exercise the stock option on the date of the participant’s retirement or termination for an approved reason and prior to expiration of the term of that stock option.

Termination.  Unless otherwise provided in an award notice, if a participant’s employment with (or relationship as a consultant of) us terminates for any reason other than death, disability, retirement and any other approved reason prior to the complete exercise of the stock options granted to him or her under the 2003 Plan, any remaining stock options may be exercised in whole or in part within 90 days after the date of the participant’s termination to the extent that the participant would have been entitled to exercise the stock option on the date of the participant’s termination and prior to expiration of the term of that stock option.

Change In Control.  In the event of a change in control (as defined in the 2003 Plan), a participant will receive the following treatment:

•	all of the terms, conditions, restrictions and limitations in effect on any of the participant’s awards will lapse;

•	all of the participant’s outstanding awards will be 100% vested; and

•	all of the participant’s outstanding performance shares, performance units and other stock-based awards will be paid out based on the change in control price (as defined in the 2003 Plan).

Termination and Amendment of 2003 Plan

The board or the compensation committee may, at any time and from time to time, suspend, amend, modify or terminate the 2003 Plan without shareholder approval; provided, however, that the board or the compensation committee may condition any amendment or modification on the approval of our shareholders if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

Award Limits

The maximum performance award payable to any one participant under the 2003 Plan for a performance period is 75,000 shares of common stock or, in the event the performance award is paid in cash, $300,000. The maximum number of shares for which stock options may be granted under the 2003 Plan to any one participant for a performance period is 450,000. The maximum number of shares for which stock awards may be granted under the 2003 Plan to any one participant during a calendar year is 100,000.

Securities Act Registration

The shares of common stock available under the 2003 Plan are registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-8 (Reg. No. 333-109985), which was filed with the Securities and Exchange Commission on October 24, 2003.

Non-U.S. Jurisdictions

To facilitate the granting of awards to participants who are employed outside of the United States, the 2003 Plan authorizes the compensation committee to modify and amend the terms and conditions of an award to accommodate differences in local law, policy or custom.

Federal Tax Treatment

The following is a brief summary of the principal United States federal income tax consequences related to stock options. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Incentive Stock Options.  Under present federal income tax regulations, there will be no federal income tax consequences to either us or the participant upon the grant of an incentive stock option (an option that meets the requirement of section 422 of the Internal Revenue Code) or the exercise thereof by the participant. If the participant holds the shares of common stock underlying the option for the greater of two years after the date the option was granted or one year after the acquisition of such shares of common stock (the “required holding period”), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of common stock will constitute a long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the shares of common stock are disposed of in a sale, exchange or other disqualifying disposition during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the common stock purchased at the time of exercise over the aggregate exercise price, and we will be entitled to a federal income tax deduction equal to such amount.

Non-Qualified Stock Options.  Under present federal income tax regulations, there will be no federal income tax consequences to either us or the participant upon the grant of a non-qualified stock option. However, the participant will realize ordinary income on the exercise of the option in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and we will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-or long-term capital gain, depending on the participant’s holding period.

Restricted Stock.  Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock, and, subject to limitations in section 162(m) of the Internal Revenue Code, if applicable, we will be entitled to a corresponding tax deduction at that time.

Unrestricted Stock.  Under present federal income tax regulations, a participant receiving an unrestricted stock award will recognize ordinary income and, subject to Internal Revenue Code section 162(m) limitations, if applicable, we will be allowed a tax deduction, at the time the award is granted.

Performance Awards.  Under present federal income tax regulations, a participant receiving performance awards will not recognize income and we will not be allowed a tax deduction at the time the award is granted. When a participant receives payment of a performance award, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and, subject to Internal Revenue Code section 162(m) limitations, if applicable, will be allowed as a deduction for us for federal income tax purposes.

Limitation on Income Tax Deduction

Pursuant to section 162(m) of the Internal Revenue Code, we may not deduct compensation in excess of $1,000,000 paid to a covered employee. The board submitted the 2003 Plan for approval by the shareholders in order to permit the grant of certain awards thereunder, such as stock options and certain performance awards, that constitute “performance-based” compensation, which are excluded from the calculation of annual compensation of covered employees for purposes of section 162(m) and are fully deductible by us. The compensation committee may grant awards under the 2003 Plan that do not qualify as performance-based compensation under section 162(m). The payment of any such non-qualifying awards to a covered employee could be non-deductible by us, in whole or in part, under section 162(m), depending on such covered employee’s total compensation in the applicable year.

Performance Goals for Certain Section 162(m) Awards.  Under the 2003 Plan, the compensation committee may determine that, in order to meet the “performance-based” award criteria of section 162(m) and the regulations thereunder, a particular award granted under the 2003 Plan will be determined solely on the basis of one or more of the following measures of corporate performance, alone or in combination, for the company as a whole: increase in total revenue or product revenue, earnings before interest and taxes, earnings before interest, depreciation, taxes and amortization, return on shareholders’ equity, total shareholder return, gross margin, earnings per share, net income, operating income, net profit, operating profits, profits before tax, ratio of debt to debt plus equity, economic value added, ratio of operating earnings to capital spending, free cash flow, return on assets, equity or shareholder’s equity and common stock price per share. Measurement of our performance against such goals established by the compensation committee shall be objectively determinable, and to the extent such goals are expressed in standard accounting terms, performance shall be measured in accordance with generally accepted accounting principles. The compensation committee shall have the right for any reason to reduce (but not increase) any such award, notwithstanding the achievement of a specified goal. If an award is made on such basis, the compensation committee shall establish goals prior to the beginning of the period to which such performance goal relates (or such later date as may be permitted under section 162(m) or the regulations thereunder). Any payment of an award granted with performance goals under this section of the 2003 Plan will be conditioned on the written certification of the compensation committee in each case that the performance goals and any other material conditions were satisfied.

New Plan Benefits

With respect to (1) our chief executive officer, (2) our other named executives (as defined on page 21 of this proxy statement), (3) our current executive officers as a group, (4) our directors who are not executive officers as a group, assuming shareholder approval of the amendment to the 2003 Plan to permit directors to participate in the plan, and (5) our employees who are not executive officers as a group, the benefits or amounts that will be received by or allocated to them are not presently determinable because such benefits or amounts, if any, will be awarded in the future at the discretion of the compensation committee.

During the fiscal year ended March 25, 2006, which for convenience is referred to as fiscal year 2006 in this proxy statement, (1) our chief executive officer, (2) our other named executives, (3) our current executive officers as a group and (4) our employees who are not executive officers as a group received the stock option awards set forth in the table below. During fiscal year 2006, in accordance with our director compensation policies for fiscal year 2006, our directors who are not executive officers received warrants under our Amended and Restated Directors’ Warrant Plan to purchase shares of our common stock. (See “Director Compensation; Equity Compensation” beginning on page 18 of this proxy statement.) Assuming our directors who are not executive officers had been eligible to participate in the 2003 Plan during fiscal year 2006, and further assuming that they would have received an equal number of stock options under the 2003 Plan in lieu of warrants that they actually received under the Amended and Restated Directors’ Warrant Plan, then as a group they would have received the stock option awards set forth in the table below.

New Plan Benefits Table

		Number of Shares
	Exercise Price	Underlying
Name and Position	of Option	Option Granted

Carl E. Sassano	$4.26	10,895
Chairman and Chief Executive Officer
Charles P. Hadeed	$4.26	6,103
President and Chief Operating Officer
Jay F. Woychick	$4.26	4,476
Vice President of Marketing/Inside Sales
Robert C. Maddamma	-	-
Vice President of Customer Satisfaction
John A. De Voldre	$4.26	3,443
Vice President of Human Resources
All Executive Officers As A Group	$4.26-4.52	34,917
All Directors Who Are Not Executive Officers	$4.26	40,000
All Employees Who Are Not Executive Officers	$4.26	21,842

Securities Authorized for Issuance Under Equity Compensation Plans as of March 25, 2006:

The following table sets forth information with respect to our compensation plans and individual compensation arrangements under which our equity securities are authorized for issuance to employees and non-employees (such as directors, consultants, advisors, vendors, customers, suppliers or lenders) in exchange for consideration in the form of goods or services.

Equity Compensation Plan Information

	Number of Securities		Number of Securities
	to be Issued	Weighted Average	Remaining Available for
	Upon Exercise of	Exercise Price of	Future Issuance Under Equity
	Outstanding Options,	Outstanding Options,	Compensation Plans
	Warrants, and Unvested	Warrants, and Unvested	(Excluding Securities
Plan Category	Restricted Stock	Restricted Stock	Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	641,000	$2.19	1,060,000
Equity compensation plans not approved by security holders	300,000	$1.50	-

Total	941,000	$1.97	1,060,000

Required Vote and Board Recommendation

The affirmative vote of at least a majority of the shares of common stock present at the meeting, in person or by proxy, without regard to broker non-votes, is required to approve the amendment to the 2003 Plan to permit directors to participate in the plan. The board recommends a vote in favor of the proposal to approve the amendment to the 2003 Plan to permit directors to participate in the plan, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR such proposal.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

On October 5, 2004, the audit committee of the board of directors dismissed PricewaterhouseCoopers LLP and engaged the firm of BDO Seidman, LLP as the company’s independent registered public accounting firm for the fiscal year ended March 26, 2005, which for convenience is referred to as fiscal year 2005 in this proxy statement.

We disclosed these events in a current report on Form 8-K that we filed with the Securities and Exchange Commission on October 12, 2004, which included the following information:

Except as described in the immediately following sentence, PricewaterhouseCoopers LLP’s reports on our financial statements as of and for the fiscal years ended March 27, 2004 and March 31, 2003, which for convenience are referred to as fiscal year 2004 and fiscal year 2003 in this proxy statement, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. An explanatory paragraph regarding the restatement of our balance sheet at March 31, 2003 was included in PricewaterhouseCoopers LLP’s report on our financial statements as of and for fiscal year 2004 and fiscal year 2003.

During fiscal year 2004 and fiscal year 2003, and through October 5, 2004, (a) there were no disagreements between us and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in their reports on the financial statements for such years; and (b) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

We provided PricewaterhouseCoopers LLP with a copy of this disclosure made in the Form 8-K and requested that PricewaterhouseCoopers LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agreed with these statements. A copy of PricewaterhouseCoopers LLP’s letter dated October 8, 2004 was filed as Exhibit 16.1 to the Form 8-K.

During fiscal year 2004 and fiscal year 2003, and through October 5, 2004, we did not consult with BDO Seidman, LLP on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, in each case where either written or oral advice was provided that BDO Seidman, LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

We engaged BDO Seidman, LLP to audit the fiscal year 2005 and fiscal year 2006 financial statements. We paid PricewaterhouseCoopers LLP professional fees for certain audit, audit-related and tax services prior to its dismissal as our independent registered public accounting firm in October 2004. We also paid PricewaterhouseCoopers LLP professional fees for certain tax services and other services related to the filing of our Annual Report on Form 10-K for fiscal years 2005 and 2006.

The audit committee has selected BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2007. This selection is being presented to the shareholders for ratification at the annual meeting. The board of directors recommends a vote in favor of the proposal to ratify the selection of BDO Seidman, LLP to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2007, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR this proposal.

We have been advised by BDO Seidman, LLP that a representative will be present at the annual meeting and will be available to respond to appropriate questions. We intend to give such representative an opportunity to make a statement if he or she should so desire.

Fees Billed by BDO Seidman, LLP during Fiscal Years 2005 and 2006

During fiscal year 2005 and fiscal year 2006, BDO Seidman, LLP billed us fees for services as follows (in thousands):

	Fiscal Year 2005	Fiscal Year 2006

Audit Fees	$114,510	$150,156
Audit-Related Fees	-	-
Tax Fees	-	-

Total	$114,510	$150,156

Fees Billed by PricewaterhouseCoopers LLP during Fiscal Years 2005 and 2006

During fiscal year 2005 and fiscal year 2006, PricewaterhouseCoopers LLP billed us fees for services as follows (in thousands):

	Fiscal Year 2005	Fiscal Year 2006

Audit Fees	$11,400	$3,500
Audit-Related Fees	72,169	134
Tax Fees	60,000	22,900

Total	$143,569	$26,543

“Audit Fees” consist of fees billed for professional services rendered for the audit of our annual financial statements, reviews of the financial statements included in our Quarterly Reports on Form 10-Q.

“Audit-Related Fees” consist of fees billed for assurance and related services rendered that are reasonably related to the performance of the audit or review of our financial statements, and which are not included in “Audit Fees.” In fiscal year 2005, “Audit-Related Fees” billed to us by PricewaterhouseCoopers LLP include fees relating to the restatement of our fiscal year 2004 Quarterly Reports on Form 10-Q and our fiscal year 2003 Annual Report on Form 10-K, our change in independent registered public accounting firms, and the dissolution of our Singapore subsidiary. “Audit-Related Fees” also consist of fees for services rendered in connection with the limited-scope audit of our Long-Term Savings and Deferred Profit Sharing Plan.

“Tax Fees” consist of fees for tax compliance, tax advice and tax planning services.

The audit committee considered the provision by BDO Seidman, LLP and, prior to its dismissal, PricewatehouseCoopers LLP, of non-audit services to the company and determined that the provision of these services was compatible with maintaining the independence of BDO Seidman, LLP and PricewaterhouseCoopers LLP, respectively.

Policy on Pre-Approval of Retention of Independent Registered Public Accounting firm

The engagement of BDO Seidman, LLP, and prior to its dismissal, PricewaterhouseCoopers LLP, for non-audit accounting and tax services performed for the company is limited to those circumstances where these services are considered integral to the audit services that it provides or in which there is another compelling rationale for using its services. Pursuant to the Sarbanes-Oxley Act of 2002 and the audit committee’s charter, the audit committee is responsible for the engagement of our independent registered public accounting firm and for pre-approving all audit and non-audit services provided by our independent registered public accounting firm that are not prohibited by law.

The pre-approval requirements are not applicable with respect to the provision of de-minimis non-audit services that are approved in accordance with the Securities Exchange Act of 1934, as amended and our audit committee charter. The audit committee may delegate to one or more designated members of the audit committee the authority to grant required pre-approval of auditing and non-audit services. The decision of any member to whom authority is delegated shall be presented to the full audit committee at its next scheduled meeting.

For fiscal years 2006 and 2005, 100 percent of the services listed above for BDO Seidman, LLP, and 100 percent of the services listed above for PricewaterhouseCoopers LLP were pre-approved by the audit committee.

CORPORATE GOVERNANCE

Board Meetings and Executive Sessions

The board of directors held five meetings during fiscal year 2006. Each director then in office attended at least 75% of the total of such board meetings and meetings of board committees on which he or she served.

Our independent directors, as determined by the board pursuant to the listing standards of the Nasdaq Stock Market, also met in regularly scheduled executive sessions during fiscal year 2006.

Board Committees

The board of directors has established, among other committees, an audit committee, a compensation committee and a corporate governance and nominating committee.

Audit Committee

The current members of the audit committee are Mr. Moore (chair), Mr. Bradley, Dr. Palmer and Mr. Harrison. The board has determined that each of Mr. Moore, Mr. Bradley, Dr. Palmer and Mr. Harrison is independent pursuant to the listing standards for the Nasdaq Stock Market and applicable Securities and Exchange Commission rules. The board of directors has determined that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee. The board of directors has designated Mr. Moore, the audit committee chairman, as an “audit committee financial expert” in accordance with the definition of “audit committee financial expert” set forth in Item 401(h)(2) of Regulation S-K, as adopted by the Securities and Exchange Commission. The board determined that Mr. Moore qualifies as an “audit committee financial expert” by virtue of his 27-year career in banking and corporate lending with M&T Bank Corporation.

The audit committee serves as an independent and objective party to monitor our financial reporting process and internal control system; retains, pre-approves audit and non-audit services to be performed by, and directly consults with our independent registered public accounting firm; reviews and appraises the efforts of our independent registered public accounting firm; and provides an open avenue of communication among our independent registered public accounting firm, financial and senior management and the board of directors. Our audit committee charter, which has been adopted by the board and is attached as appendix A to this proxy statement, more specifically sets forth the duties and responsibilities of the audit committee. The audit committee’s report relating to fiscal year 2006 appears on page 27 of this proxy statement. The audit committee held four meetings during fiscal year 2006.

Compensation Committee

The current members of the compensation committee are Ms. Hessler (chair), Mr. Murphy, Dr. Palmer, Mr. Smith and Mr. Resnick. The board has determined that each of Ms. Hessler, Mr. Murphy, Dr. Palmer, Mr. Smith and Mr. Resnick is independent pursuant to the listing standards for the Nasdaq Stock Market. Among its duties, the compensation committee determines the compensation and benefits paid to Mr. Sassano, our chairman and chief executive officer (see “Executive Compensation” on page 21 of this proxy statement). Mr. Sassano routinely consults with the compensation committee in connection with his determination of the compensation and benefits paid to our other executive officers. However, he neither participates nor is otherwise involved in the deliberations of the compensation committee with respect to his own compensation and benefits.

Our compensation committee charter, which has been adopted by the board and is attached as appendix B to this proxy statement, more specifically sets forth the duties and responsibilities of the compensation committee. The compensation committee’s report relating to fiscal year 2006 begins on page 24 of this proxy statement. The compensation committee held five meetings during fiscal year 2006.

Corporate Governance and Nominating Committee

The current members of the corporate governance and nominating committee are Mr. Smith (chair), Mr. Murphy, Mr. Garelick, Mr. Klimasewski and Mr. Resnick. The board has determined that each of Messrs. Smith,

Murphy, Garelick, Klimasewski and Resnick is independent pursuant to the listing standards for the Nasdaq Stock Market.

The corporate governance and nominating committee is charged with determining the slate of director nominees for election to the board of directors, identifying and recommending candidates to fill vacancies on the board, and reviewing, evaluating and recommending changes to our corporate governance processes. Among its duties and responsibilities, the corporate governance and nominating committee periodically evaluates and assesses the performance of the board of directors; reviews the qualifications of candidates for director positions; assists in identifying, interviewing and recruiting candidates for the board; reviews the composition of each committee of the board and presents recommendations for committee membership; reviews the compensation paid to non-employee directors; reviews and recommends changes to the charter of the corporate governance and nominating committee and to the charters of other board committees.

The process followed by the corporate governance and nominating committee to identify and evaluate candidates includes requests to board members, the chief executive officer, and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications, and interviews of selected candidates.

The corporate governance and nominating committee also considers and establishes procedures regarding recommendations for nomination to the board submitted by shareholders. Such recommendations for nomination, together with appropriate biographical information, should be sent to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary. The qualifications of recommended candidates will be reviewed by the corporate governance and nominating committee.

In evaluating the suitability of candidates (other than our chief executive officer) to serve on the board of directors, including shareholder nominees, the corporate governance and nominating committee will seek candidates who are independent pursuant to the listing standards for the Nasdaq Stock Market and meet certain selection criteria established by the corporate governance and nominating committee. The corporate governance and nominating committee will also consider an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience, and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole.

The corporate governance and nominating committee acts pursuant to a written charter adopted by the board of directors a copy of which is attached as appendix C to this proxy statement. The corporate governance and nominating committee held one meeting during fiscal year 2006.

Shareholder Communications

Shareholders may send correspondence by mail to the full board of directors or to individual directors. Shareholders should address such correspondence to the board of directors or the relevant board members in care of: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.

All shareholder correspondence will be compiled by our corporate secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the board of directors, one of the aforementioned committees of the board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.

Director Compensation

Directors who are also employees of the company (currently, only Mr. Sassano) are paid no compensation for their services as directors.

Cash Compensation

Each of our non-employee directors receives an annual cash retainer of $10,000 per year, $1,500 for attendance at each board meeting, and $500 for attendance at each committee meeting on which that director serves. In addition, our lead director receives an additional annual fee of $10,000, the chairperson of the audit committee receives an additional annual fee of $5,000, and the chairpersons of the compensation committee and the corporate governance and nominating committees, as well as the chairperson of other committees, receive an additional annual fee of $2,500 each. These fees are paid quarterly. Mr. Bradley is also reimbursed for travel expenses for board and committee meetings he attends in person. During fiscal year 2006, our non-employee directors were paid an aggregate amount of $216,000 for services on our board and its committees.

The table below shows information on the fees paid to (not earned by) each of our non-employee directors in fiscal year 2006:

				Lead
	Annual	Board	Committee	Director/
Name	Retainer	Meeting Fees	Meeting Fees	Chair Fees		Total

Francis R. Bradley	$10,000	$7,500	$2,000	$-		$19,500
E. Lee Garelick	10,000	7,500	500	-		18,000
Richard J. Harrison	10,000	7,500	3,000	-		20,500
Nancy D. Hessler	10,000	7,500	2,500	2,500	(1)	22,500
Robert G. Klimasewski	10,000	7,500	-	-		17,500
Paul D. Moore	10,000	7,500	3,000	5,000	(2)	25,500
Cornelius J. Murphy	10,000	7,500	2,500	2,500	(3)	22,500
Harvey J. Palmer	10,000	7,500	4,000	-		21,500
Alan H. Resnick	10,000	7,500	3,500	-		21,000
John T. Smith	10,000	7,500	2,500	7,500	(4)	27,500

(1)	Includes $625 of the $2,500 compensation committee annual chair fee earned in fiscal year 2005 but paid in fiscal year 2006, and $1,875 of the $2,500 annual chair fee for fiscal year 2006.

(2)	Includes $1,250 of the $5,000 audit committee annual chair fee earned in fiscal year 2005 but paid in fiscal year 2006, and $3,750 of the $5,000 annual chair fee for fiscal year 2006.

(3)	Includes $2,500 of the $10,000 lead director fee earned in fiscal year 2005 but paid in fiscal year 2006.

(4)	Includes $7,500 of the $10,000 lead director fee for fiscal year 2006.

Equity Compensation

Pursuant to our Amended and Restated Directors’ Warrant Plan, during fiscal year 2006 each non-employee director then in office received an automatic, non-discretionary grant of a warrant, expiring on August 16, 2010, to purchase 4,000 shares of common stock at an exercise price of $4.26 per share (the market price of the common stock on the grant date). Each warrant becomes exercisable pro rata with respect to one-third of the shares subject to the warrant on the first, second and third anniversaries of the date of grant. None of the warrants is transferable, except by will or intestacy, and during the director’s lifetime they are exercisable only by the director. Unexercised warrants lapse 90 days after the date a director ceases to be a director.

During fiscal year 2006, our directors made the following warrant exercises: on August 10, 2005, Francis R. Bradley, Cornelius J. Murphy and Harvey J. Palmer each exercised warrants to purchase 4,000 shares of our common stock at an exercise price of $2.91 per share; and on August 15, 2005, Nancy D. Hessler exercised warrants to purchase 4,000 shares of our common stock at an exercise price of $2.91 per share.

Director Attendance at Annual Meetings

Our policy is that all directors, absent special circumstances, should attend the company’s annual shareholder meetings. All of our directors attended the 2005 annual meeting of shareholders.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee: (i) was an officer or employee of the company or any of its subsidiaries during fiscal year 2006; (ii) was formerly an officer of the company or any of its subsidiaries; or (iii) had any relationship requiring disclosure in this proxy statement pursuant to Securities and Exchange Commission rules. In addition, none our executive officers served: (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee; (ii) as a director of another entity, one of whose executive officers served on our compensation committee; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

Code of Ethics

We have a Code of Business Conduct and Ethics that is applicable to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. You can find a link to our Code of Business Conduct and Ethics on our website at http://www.transcat.com/abouttranscat/investorrelations.asp. We will also provide a printed copy to any shareholder who requests it by contacting our corporate secretary at 35 Vantage Point Drive, Rochester, New York 14624. We intend to post any amendments to or waivers (express or implied) from our Code of Business Conduct and Ethics at the same website location.

EXECUTIVE OFFICERS

We are currently served by seven executive officers:

Carl E. Sassano, age 56, is our chairman and chief executive officer. Further information about Mr. Sassano is set forth under “Election of Directors” on page 5 of this proxy statement.

Charles P. Hadeed, age 56, is our president and chief operating officer. Previously, he served as our vice president of finance and chief financial officer from April 2002 to May 2006. Mr. Hadeed, a certified public accountant, has more than 30 years of experience in financial operations and general management positions, including six years with Price Waterhouse & Co. Prior to joining us in April 2002, Mr. Hadeed most recently served as vice president-healthcare ventures group with Henry Schein Inc. Prior to that, he served as group vice president-operations at Del Laboratories Inc., and in various executive positions, including vice president-global lens care operations, president-oral care division, vice president-operations-personal products division and vice president/controller-personal products division during his 20 year career at Bausch & Lomb Incorporated.

John J. Zimmer, age 48, is our vice president of finance and chief financial officer. A certified public accountant, Mr. Zimmer served as executive vice president and chief financial officer of E-chx, Inc. prior to joining us. Prior to joining E-chx, Inc. in October 2003, he was a principal with the public accounting firm of DeJoy, Knauf & Blood, LLP. Prior to that, Mr. Zimmer served for four years as vice president-finance and treasurer of Choice One Communications Inc. Prior to joining Choice One, Mr. Zimmer was employed for seven years by ACC Corp., during which time he served as controller, then vice president-finance and later vice president and treasurer.

Robert C. Maddamma, age 63, is our vice president of customer satisfaction. Prior to joining us in August 2002, Mr. Maddamma served as vice president-worldwide service operations for Xerox Engineering Systems, Inc. from 1994 to 2001, which was a wholly-owned Xerox subsidiary. He was employed by Xerox for 39 years in numerous technical and customer service management positions.

John A. De Voldre, age 58, is our vice president of human resources and has been employed by us since 1971, serving in a number of different capacities during his tenure. Mr. De Voldre has worked in a human resources capacity for more than 25 years.

Andrew M. Weir, age 55 is our vice president of field sales. Mr. Weir has more than 25 years of experience in sales, sales management, and executive management. Prior to joining us in November 2005, Mr. Weir was an independent management consultant from 2004 to 2005. Prior to that, Mr. Weir held positions as director of sales and marketing at Gentex Optics, vice president of sales at Essilor Lenses Retail Group and vice president and general manager at Essilor Lenses Wholesale Group from 1996 to 2004. All of these entities were divisions of Essilor of America, a wholly-owned subsidiary of Essilor International. Prior to joining Essilor, Mr. Weir was employed by Bausch & Lomb Incorporated from 1987 to 1996, where his last position was director of North American sales in their Polymer Technology division.

Jay F. Woychick, age 49, is our vice president of marketing and inside sales and has served in this position since September 2000. Prior to joining us, Mr. Woychick was employed for 15 years by Polymer Technology, a Bausch & Lomb Incorporated subsidiary, serving as director of marketing and sales for the RGP Group, director of marketing for the RGP Group, senior marketing manager for the Practitioner Group, marketing manager-materials, and regional manager. He has also worked for Precision Cosmet Co., Inc. and Hartz Mountain Corporation in various sales and marketing positions from 1981 to 1987.

EXECUTIVE COMPENSATION

The table below shows information on the annual and long-term compensation paid by us for services rendered to us in all capacities, for the fiscal years ended March 25, 2006, March 26, 2005 and March 27, 2004, respectively, by our chief executive officer and our next four most highly compensated executive officers who had a total annual salary and bonus for fiscal year 2005 in excess of $100,000 (collectively, the “named executives”).

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
			Bonus or	Other		Restricted
			Performance	Annual		Stock		All Other
Name and Principal	Fiscal	Salary	Award	Compensation		Awards	Options	Compensation
Position	Year	($)(1)	($)(1)	($)		($)(2)	(#)	($)(1)(3)

Carl E. Sassano (4)	2006	278,330	112,724	27,837	(6)	120,330	10,895	7,071
Chairman, President and	2005	270,224	74,721	0		235,361	0	6,546
Chief Executive Officer	2004	262,500	19,458	0		99,000	0	4,655
Charles P. Hadeed (5)	2006	204,615	82,757	21,301	(7)	35,757	6,103	7,165
Chief Operating Officer,	2005	189,519	61,848	0		50,767	20,000	6,689
Vice President of Finance	2004	169,044	47,846	0		22,000	20,000	4,613
and Chief Financial Officer
Jay F. Woychick	2006	145,789	45,149	17,771	(8)	6,676	4,476	5,334
Vice President of	2005	141,010	24,652	0		0	10,000	4,589
Marketing and Inside Sales	2004	136,807	3,401	0		0	10,000	4,335
Robert C. Maddamma	2006	122,615	41,035	16,820	(9)	0	0	4,088
Vice President of	2005	124,754	30,534	0		0	0	3,921
Customer Satisfaction	2004	121,569	22,636	0		0	10,000	4,220
John A. De Voldre	2006	107,975	37,034	21,282	(10)	5,136	3,443	4,534
Vice President of	2005	99,094	33,493	0		0	10,000	3,730
Human Resources	2004	96,323	16,679	0		0	20,000	3,634

(1)	The amounts shown include cash compensation earned during the fiscal year indicated (whether paid during or subsequent to that year) as well as cash compensation deferred at the election of the named executive into the company’s Long-Term Savings and Deferred Profit Sharing Plan (the “401(k) Plan”).

(2)	In fiscal year 2004, Mr. Sassano received a restricted stock grant of 60,000 shares and Mr. Hadeed received a restricted stock grant of 10,000 shares. In fiscal year 2005, Mr. Sassano received a restricted stock grant of 40,000 shares and Mr. Hadeed received a restricted stock grant of 10,000 shares. In fiscal year 2006, Mr. Sassano received a restricted stock grant of 4,807 shares, Mr. Hadeed received a restricted stock grant of 2,693 shares, Mr. Woychick received a restricted stock grant of 1,975 shares and Mr. De Voldre received a restricted stock grant of 1,519 shares. The dollar value attributed to these shares represents the aggregate fair market value of the shares on the respective dates of the awards. As of March 25, 2006, Mr. Sassano held 104,807 shares of restricted stock, Mr. Hadeed held 22,693 shares, Mr. Woychick held 1,975 shares and Mr. De Voldre held 1,519 shares. The dollar value of these shares or units held as of March 25, 2006 (based on the closing market price on such date of $5.00 per share) was $524,035 for Mr. Sassano, $113,465 for Mr. Hadeed, $9,875 for Mr. Woychick and $7,595 for Mr. De Voldre. The shares of restricted stock vest as follows: 50 percent on the date of grant, and 50 percent on the first anniversary of the date of grant.

(3)	The amounts shown reflect the company’s contributions to the 401(k) Plan.

(4)	As of the end of fiscal year 2006, Mr. Sassano was serving as our chairman, president and chief executive officer. On May 23, 2006, Mr. Sassano ceased to hold the title of president. Since May 23, 2006, Mr. Sassano has continued to serve as our chairman and chief executive officer.

(5)	As of the end of fiscal year 2006, Mr. Hadeed was serving as our chief operating officer, vice president of finance and chief financial officer. On May 23, 2006, Mr. Hadeed became our president and ceased to hold the titles of vice president of finance and chief financial officer. Since May 23, 2006, Mr. Hadeed has continued to serve as our chief operating officer.

(6)	The amount shown for Mr. Sassano for fiscal year 2006 consists of: $13,307 for automobile expenses paid by the company on his behalf; $6,716 for a club membership allowance; $5,939 for health insurance; $226 for dental insurance; $260 to apply to health or dental expenses; $1,140 for life insurance; $131 for short-term disability insurance; and $118 for long-term disability insurance. The amounts shown for Mr. Sassano for fiscal years 2005 and 2004 do not include the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year did not exceed 10% of the total amount of annual salary and bonus for Mr. Sassano.

(7)	The amount shown for Mr. Hadeed for fiscal year 2006 consists of: $10,043 for automobile expenses paid by the company on his behalf; $3,500 for a club membership allowance; $5,939 for health insurance; $170 for dental insurance; $260 to apply to health or dental expenses; $1,140 for life insurance; $131 for short-term disability insurance; and $118 for long-term disability insurance. The amounts shown for Mr. Hadeed for fiscal years 2005 and 2004 do not include the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year did not exceed 10% of the total amount of annual salary and bonus for Mr. Hadeed.

(8)	The amount shown for Mr. Woychick for fiscal year 2006 consists of: $10,043 for automobile expenses paid by the company on his behalf; $5,939 for health insurance; $226 for dental insurance; $260 to apply to health or dental expenses; $1,054 for life insurance; $131 for short-term disability insurance; and $118 for long-term disability insurance. The amounts shown for Mr. Woychick for fiscal years 2005 and 2004 do not include the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year did not exceed 10% of the total amount of annual salary and bonus for Mr. Woychick.

(9)	The amount shown for Mr. Maddamma for fiscal year 2006 consists of: $10,043 for automobile expenses paid by the company on his behalf; $5,377 for health insurance; $260 to apply to health or dental expenses; $891 for life insurance; $131 for short-term disability insurance; and $118 for long-term disability insurance. The amounts shown for Mr. Maddamma for fiscal years 2005 and 2004 do not include the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year did not exceed 10% of the total amount of annual salary and bonus for Mr. Maddamma.

(10)	The amount shown for Mr. De Voldre for fiscal year 2006 consists of: $10,043 for automobile expenses paid by the company on his behalf; $4,597 for a club membership allowance; $5,140 for health insurance; $226 for dental insurance; $260 to apply to health or dental expenses; $767 for life insurance; $131 for short-term disability insurance; and $118 for long-term disability insurance. The amounts shown for Mr. De Voldre for fiscal years 2005 and 2004 do not include the value of perquisites and other personal benefits because the aggregate amount of such compensation for any year did not exceed 10% of the total amount of annual salary and bonus for Mr. De Voldre.

Stock Options

The table below shows information with respect to stock options granted during fiscal year 2006 to the named executives under our 2003 Incentive Plan. We have no provisions for stock appreciation rights.

Option Grants in Fiscal Year 2006

	Individual Grants
		Percent of
		Total			Potential Realizable Value at Assumed
		Options			Annual Rates of
		Granted to			Stock Price
	Options	Employees	Exercise		Appreciation for
	Granted	in Fiscal	Price	Expiration	Option Term (1)
Name	(#)	Year (%)	($/Sh)	Date	5%($)	10%($)

Carl E. Sassano	10,895	19.2%	$4.26	8/15/2015	$29,189	$73,970
Charles P. Hadeed	6,103	10.8%	$4.26	8/15/2015	$16,350	$41,435
Jay F. Woychick	4,476	7.9%	$4.26	8/15/2015	$11,992	$30,389
Robert C. Maddamma	-	-	-	-	-	-
John A. De Voldre	3,443	6.1%	$4.26	8/15/2015	$9,224	$23,376

(1)	The dollar amounts in these columns are the result of calculations of potential realizable value at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast future appreciation of our common stock. There can be no assurance that our common stock will perform at the assumed annual rates shown in the table. We will neither make nor endorse any predictions as to future stock performance. As an alternative to the assumed potential realizable values stated in the 5% and 10% columns, Securities and Exchange Commission rules would permit stating the present value of such options at the date of grant. Methods of computing present value suggested by different authorities can produce significantly different results. Moreover, since stock options granted by us are not transferable, there are no objective criteria by which any computation of present value can be verified. Consequently, we have not chosen this alternative for the purposes of the table.

The table below shows information with respect to (1) options exercised by the named executives during fiscal year 2006; and (2) unexercised options held by them at the end of fiscal year 2006.

Aggregated Option Exercises in Fiscal Year 2006 and
Fiscal Year-End Option Values

	Shares				Value of All Unexercised
	Acquired on	Value	Unexercised Options Held at		In-the-Money Options at
	Exercise	Realized	FY-End (#)		FY-End ($) (1)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Carl E. Sassano	100,000	$393,500	50,000	10,895	$200,000	$8,062
Charles P. Hadeed	25,000	$90,875	45,000	26,103	$151,400	$51,316
Jay F. Woychick	45,000	$134,350	15,000	14,476	$45,700	$26,712
Robert C. Maddamma	-	-	17,917	7,083	$65,918	$25,082
John A. De Voldre	20,000	$23,500	56,666	16,777	$204,365	$35,283

(1)	Expressed as the excess of the market value of the common stock at 2006 fiscal year-end ($5.00 per share) over the exercise price of each option.

Change-in-Control Arrangements

On February 12, 2004, we entered into an Agreement for Severance Upon Change in Control with each of Carl E. Sassano, our current chairman and chief executive officer, and Charles P. Hadeed, our current chief operating officer and president. Pursuant to these agreements, if a change in control of the company occurs and the employment of Mr. Sassano or Mr. Hadeed is terminated for any reason (other than voluntary resignation, death, disability, or retirement, or termination by the company for certain reasons) during the period beginning with the agreement for or announcement of a proposed change in control and ending 24 months following the change in control, we would be required to continue to pay them their full salary and bonus and continue their benefits for a period of 24 months following the date of termination of employment, and all stock grants, stock options and similar arrangements would immediately vest.

On April 19, 2006, we entered into an Amended and Restated Agreement for Severance Upon Change in Control with each of Mr. Sassano and Mr. Hadeed. The Amended and Restated Agreement for Severance Upon Change in Control amends and restates the Agreement for Severance Upon Change in Control that each of Mr. Sasssano and Mr. Hadeed entered into with us on February 12, 2004.

The purpose of the Amended and Restated Agreement for Severance Upon Change in Control, which supercedes the Agreement for Severance Upon Change in Control, is to provide compliance with 409A of the Internal Revenue Code (the “Code”) and to provide the employee the option to elect (at his discretion) to modify payments made to the employee in the event of termination of employment due to change in control in a manner that serves to reduce payments that would constitute “parachute payments” pursuant to section 280G of the Code.

On April 22, 1994, we entered into a Severance Agreement with John A. De Voldre, our current vice president of human resources. Pursuant to this agreement, if a change in control of the company occurs and the employment of Mr. De Voldre is terminated within 12 months of the change in control, then, subject to certain limitations and restrictions, we would generally be required to pay him a severance amount equal to the amount of his annual base salary in effect immediately prior to the change in control.

REPORT OF THE COMPENSATION COMMITTEE*

The compensation committee of the board of directors is composed of five independent directors who assist the board in fulfilling its responsibilities for establishing compensation levels and benefits for (i) our chairman and chief executive officer, our president and chief operating officer, and our vice president of finance and chief financial officer (the “executives”), and such other officers as the board of directors may determine, and (ii) our non-employee directors. The compensation committee operates under a written charter that was adopted by the committee and approved by the board of directors in June 2005. The compensation committee charter provides for collaboration with management in developing a compensation philosophy. The charter further provides that the committee evaluate the company’s performance and the compensation paid to each of the officers and make recommendations to the board of directors on an annual basis. The committee believes that the charter is an accurate statement of its responsibilities and will periodically review its adequacy.

Our chairman and chief executive officer may participate in discussions regarding compensation and benefits relative to the other officers, but he is not present to approve recommendations with respect to his own compensation or the compensation of other executives.

Compensation Philosophy and Objectives

The committee’s compensation philosophy is to align closely the performance of the company with the compensation paid to our officers on both a short and long-term basis. The objectives of our compensation program are to inspire the officers to achieve our business objectives, to reward them for achievement, to foster teamwork, and contribute to the company’s long-term success. Our compensation policies with respect to our officers, including our chief executive officer, are designed to link pay with performance (which also takes into account the level of difficulty associated with each officer’s responsibilities) and shareholder returns over the long term (while recognizing the challenges associated with benchmarking performance against the trading market for the company’s stock), and to attract, motivate and retain officers who are critical to the company’s long-term success. The key components of the compensation program are base salary, performance incentive bonuses (the amount of which is dependent on both company and individual performance), stock options and restricted stock awards. Historical emphasis has been on stock options and restricted stock awards to reinforce the link between long-term executive incentives and the creation of shareholder value.

In the committee’s annual review of total compensation (which includes salaries, bonuses and stock option awards), the committee determines executive compensation based upon (i) the individual’s role, responsibilities and performance during the year, (ii) a review of compensation paid to officers in comparable positions at companies of comparable size, (iii) overall corporate performance as measured against the company’s fiscal corporate goals; and (iv) the overall difficulty associated with the responsibilities of each officer.

The committee and the board of directors reviewed the company’s historical option grants with a view toward the implications of FAS 123 and the relative impact of stock option grants on earnings per share. The committee was also charged with looking at the long-term benefits of options versus restricted stock awards to officers and to the company’s shareholders. To this end, in May 2005, the board established an ad hoc committee to review the components of executive compensation. This committee provided recommendations that addressed FAS 123 and other improvements to executive compensation.

Compensation Components and Processes

Annual Salary

The committee reviews the base salaries of our executives on an annual basis after reviewing survey data compiled by an independent compensation specialist, who has reviewed base salaries, management incentive plan target ranges and equity-based compensation at comparable companies. Based upon a review of the submitted

* The material in this report is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

survey and a review of individual performance during the prior year, the committee sets the base salary of our executives to be competitive with that of similarly situated executives at comparable companies.

Management Incentive Bonuses

We maintain a Management Performance Incentive Plan designed to recognize key management members based on their contribution to the achievement of specified levels of corporate fiscal financial objectives and their performance against individual goals. Incentive bonuses are based on a pre-determined percentage of an eligible participant’s base salary earned during the fiscal year. Payment of bonuses is expressly linked to successful achievement of the specified corporate goals, which the committee approves annually, and individual performance goals. Among other things, the plan delineates eligible participants, the targeted award and the amount of the bonus that will be paid based on performance to the established annual goals. A bonus will not be granted if we do not meet the established minimum performance standards. The maximum award a participant may receive is limited to 150% of the targeted award. After the end of the fiscal year, management presents to the compensation committee a summary and recommendation for approval of incentive bonuses. The board of directors, acting on the recommendation of the compensation committee may approve, and in their discretion, adjust the awards.

Prior to the start of each fiscal year, the chief executive officer sets individual objectives for each of the company’s other officers that are in keeping with the criteria set forth above. During each fiscal year, the chief executive officer gives officers ongoing feedback on their performance. After the end of the fiscal year, the chief executive officer evaluates each officer’s accomplishment of objectives and provides summaries of performance appraisals to the compensation committee. The performance appraisals are considered by the compensation committee in deciding whether to grant performance awards. The lead director provides similar objective-setting, feedback and evaluation with respect to the chief executive officer’s performance.

Long-Term Incentive Compensation

Long-term incentive compensation is stock-based and is designed to align the interests of officers and other key employees with the interests of our shareholders in building shareholder value. Stock options are granted under our 2003 Incentive Plan, which was approved by shareholders. Officer and other key employee options are typically granted annually, after the fiscal year end close, based on an individual’s contribution to our current and future success. All other employees are eligible for periodic grants based on performance during the course of the previous fiscal year. All of the options that we have granted are incentive stock options, with an exercise price equal to the closing price of the common stock on the date of grant, and accordingly, will have value only if the market value of the stock increases subsequent to that date. All options are subject to vesting provisions that encourage employees to remain employed by us. Options granted under the 2003 Incentive Plan vest pro rata over a three-year period and expire after ten years.

Chief Executive Officer Compensation

Carl E. Sassano served as the company’s chairman, president and chief executive officer during fiscal year 2006. On May 23, 2006, Mr. Sassano ceased to hold the title of president but continued to serve as our chairman and chief executive officer. Currently, Mr. Sassano and the company are not parties to an employment agreement. Accordingly, Mr. Sassano serves as our chairman and chief executive officer at the pleasure of the board of directors. However, the company and Mr. Sassano are parties to an Amended and Restated Agreement for Severance Upon Change in Control dated April 19, 2006, which provides Mr. Sassano with certain rights if his employment is terminated in connection with a change in control of the company, as described in “Executive Compensation; Change-in-Control Arrangements.” For fiscal year 2006, Mr. Sassano received an annual salary of $278,330. Mr. Sassano is eligible to participate in the company’s Management Performance Incentive Plan, and he received a bonus of $112,724 for fiscal year 2006.

Based on its study and review of comparable companies, the compensation committee believes that Mr. Sassano’s total compensation for fiscal year 2006 was at a level that is commensurate with amounts paid to chief executive officers at comparable companies and in comparable businesses. Mr. Sassano’s compensation was approved by the compensation committee, reflecting its assessment of Mr. Sassano’s performance as the company’s chairman, president and chief executive officer, and his proven ability and dedication to provide the leadership and vision necessary to return the company to sustained profitability and enhance the company’s long-term value.

Compensation Committee

Nancy D. Hessler, Chair
Cornelius J. Murphy
Harvey J. Palmer
Alan H. Resnick
John T. Smith

REPORT OF THE AUDIT COMMITTEE*

The audit committee of the board of directors is comprised of four members of the company’s board of directors, each of whom the board of directors has determined is independent pursuant to the Nasdaq Stock Market’s listing standards and applicable Securities and Exchange Commission rules. The duties and responsibilities of the audit committee are set forth in the audit committee charter, which is attached as appendix A to this proxy statement. Among other things, the audit committee recommends to the board that the company’s audited financial statements be included in the company’s annual report on Form 10-K, and selects the independent registered public accounting firm to audit the company’s books and records.

The audit committee has:

•	reviewed and discussed the company’s audited financial statements for fiscal year 2006 with the company’s management and the independent registered public accounting firm;

•	discussed with the company’s independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards, AU § 380), as may be modified or supplemented; and

•	received the written disclosures and the letter from the company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the company’s independent registered public accounting firm its independence.

In reliance on these reviews and discussions with management and the independent registered public accounting firm, and the report of the independent registered public accounting firm, the audit committee recommended to the board of directors, and the board of directors approved, that the audited financial statements be included in the company’s annual report on Form 10-K for fiscal year 2006 for filing with the Securities and Exchange Commission.

Audit Committee

Paul D. Moore, Chair
Francis R. Bradley
Richard J. Harrison
Harvey J. Palmer

* The material in this report is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

COMPARISON OF CUMULATIVE TOTAL RETURN*

The following graph sets forth a comparison of the cumulative total shareholder return on our common stock during the five-year period ended March 25, 2006, with the cumulative total return of companies on the Standard & Poor’s 500 Index and the Standard & Poor’s 500 Information Technology Index.

INDEXED RETURNS

	Years Ending
	Base
	Period
Company / Index	Mar01	Mar02	Mar03	Mar04	Mar05	Mar06
TRANSCAT, INC	100	70.77	86.15	147.75	233.85	307.69
S&P500 INDEX	100	100.24	75.42	100.27	107.89	122.25
S&P500 INFORMATION TECHNOLOGY INDEX	100	92.60	62.36	88.94	86.97	98.91

Assumes $100 invested on March 31, 2001 in our common stock, the companies comprising the Standard & Poor’s 500 Index and the companies comprising the Standard & Poor’s 500 Information Technology Index.

There can be no assurance that our stock performance will continue into the future with the same or similar trends depicted in the graph above. We will neither make nor endorse any predictions as to future stock performance.

*	The material in this graph is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below shows certain information, as of June 28, 2006, regarding the only persons known to us to be the record or beneficial owners of more than 5% of our common stock.

	Number of Shares of	Percent
Name and Address	Common Stock	of
of Beneficial Owner	Beneficially Owned	Class

Brown Advisory Holdings Incorporated	1,597,977	23.2%
901 South Bond Street, Suite 400
Baltimore, MD 21231 (1)
Lynn E. Gorguze	350,837	5.1%
1200 Prospect Street, Suite 325
LaJolla, CA 92037 (2)

(1)	This information as to the beneficial ownership of shares of the company’s common stock is based on Amendment No. 4 to Schedule 13G dated May 31, 2006 filed jointly with the Securities and Exchange Commission by Brown Advisory Holdings Incorporated, in its capacity as a parent holding company, Brown Advisory Securities, LLC and Brown Investment Advisory & Trust Company, and is based on 6,874,324 shares issued and outstanding. The amount shown includes 1,573,977 shares owned by clients of Brown Advisory Securities, LLC and 24,000 shares owned by clients of Brown Investment Advisory & Trust Company. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. Brown Advisory Holdings Incorporated reports sole voting power and dispositive power with respect to 24,000 of such shares and shared dispositive power with respect to 1,573,977 shares.

(2)	This information as to the beneficial ownership of shares of the company’s common stock is based on the Schedule 13G dated April 5, 2006 filed with the Securities and Exchange Commission by Lynn E. Gorguze, and is based on 6,874,324 shares issued and outstanding. The amount shown includes 326,837 shares held in The Lynn Gorguze Separate Property Trust, of which Ms. Gorguze is the sole trustee, and 24,000 shares held in The Lynn Gorguze Peters and Scott H. Peters Community Property Trust, of which Ms. Gorguze is a co-trustee. Ms. Gorguze reports sole voting power and dispositive power with respect to the 326,837 shares held in The Lynn Gorguze Separate Property Trust and shared voting power and dispositive power with respect to the 24,000 shares held in The Lynn Gorguze Peters and Scott H. Peters Community Property Trust.

SECURITY OWNERSHIP OF MANAGEMENT

The table below shows certain information regarding shares of our common stock held by (1) each of our directors; (2) each of our “named executives” (see ‘‘Executive Compensation” on page 21 of this proxy statement); and (3) all of our directors and executive officers as a group.

	Number of Shares
	of Common Stock	Percent of
Name of Beneficial Owner	Beneficially Owned (1)	Class (1)

Directors
Francis R. Bradley (2)	36,038	-
E. Lee Garelick (3)	277,266	4.0%
Richard J. Harrison (4)	12,360	-
Nancy D. Hessler (5)	43,889	-
Robert G. Klimasewski (6)	89,200	1.3%
Paul D. Moore (7)	38,838	-
Cornelius J. Murphy (8)	84,168	1.2%
Harvey J. Palmer (9)	76,953	1.1%
Alan H. Resnick (10)	7,360	-
Carl E. Sassano (11)	308,755	4.5%
John T. Smith (12)	25,656	-

	Number of Shares
	of Common Stock	Percent of
Name of Beneficial Owner	Beneficially Owned (1)	Class (1)

Named Executives (13)
Charles P. Hadeed (14)	104,648	1.5%
Jay F. Woychick (15)	55,715	-
Robert C. Maddamma (16)	30,667	-
John A. DeVoldre (17)	162,822	2.3%
All directors and executive officers as a group (17 persons) (18)	1,354,335	18.8%

(1)	As reported by such persons as of June 28, 2006, with percentages based on 6,874,324 shares issued and outstanding except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which would increase the number of shares owned by such person and the number of shares outstanding. Unless otherwise indicated in the other footnotes to this table, each shareholder named in the table has sole voting and investment power with respect to the all of the shares shown as owned by the shareholder. We have omitted percentages of less than 1% from the table.

(2)	The amount shown includes (i) presently exercisable warrants to purchase 16,040 shares; and (ii) 5,599 shares previously awarded under our Amended and Restated Directors’ Stock Plan but deferred. All of these deferred shares will be issued to Mr. Bradley at such time and in accordance with the terms of his prior election.

(3)	The amount shown includes presently exercisable warrants to purchase 16,040 shares.

(4)	The amount shown includes presently exercisable warrants to purchase 1,360 shares.

(5)	The amount shown includes (i) presently exercisable warrants to purchase 12,040 shares; and (ii) 3,499 shares previously awarded under our Amended and Restated Directors’ Stock Plan but deferred. All of these deferred shares will be issued to Ms. Hessler at such time and in accordance with the terms of her prior election.

(6)	The amount shown includes (i) presently exercisable warrants to purchase 12,040 shares; and (ii) 5,066 shares previously awarded under our Amended and Restated Directors’ Stock Plan but deferred. All of these deferred shares will be issued to Mr. Klimasewski at such time and in accordance with the terms of his prior election.

(7)	The amount shown includes presently exercisable warrants to purchase 16,040 shares.

(8)	The amount shown includes presently exercisable warrants to purchase 12,040 shares.

(9)	The amount shown includes (ii) presently exercisable warrants to purchase 16,040 shares; and 5,466 shares previously awarded under our Amended and Restated Directors’ Stock Plan but deferred. All of these deferred shares will be issued to Dr. Palmer at such time and in accordance with the terms of his prior election.

(10)	The amount shown includes presently exercisable warrants to purchase 1,360 shares.

(11)	The amount shown includes (i) 3,000 shares held by Mr. Sassano’s wife as custodian for their minor son, as to which shares Mr. Sassano disclaims beneficial ownership; and (ii) presently exercisable options to purchase 53,632 shares.

(12)	The amount shown includes (i) 12,150 shares held jointly by Mr. Smith and his wife; and (ii) presently exercisable warrants to purchase 8,040 shares.

(13)	Mr. Sassano, who is listed in the table under “Directors,” is also a “Named Executive.”

(14)	The amount shown includes presently exercisable options to purchase 47,035 shares.

(15)	The amount shown includes presently exercisable options to purchase 16,492 shares.

(16)	The amount shown includes presently exercisable options to purchase 21,667 shares.

(17)	The amount shown includes (i) 989 shares held by Mr. De Voldre’s wife; and (ii) presently exercisable options to purchase 57,814 shares.

(18)	The amount shown includes presently exercisable options and warrants to purchase 307,680 shares and 19,630 shares previously awarded under our Amended and Restated Directors’ Stock Plan but deferred.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended requires our directors, officers and greater-than-10% shareholders to file with the Securities and Exchange Commission reports of ownership and changes in ownership regarding their holdings in us. For purposes of Section 16(a), our “officers” currently consist of Carl E. Sassano, our chairman and chief executive officer, Charles P. Hadeed, our president and chief operating officer, and John J. Zimmer, our vice president of finance and chief financial officer since June 1, 2006. During fiscal year 2006, all of our directors and officers complied in a timely manner with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended. In making this statement, we have relied on the written representations of our directors and officers, and copies of the reports that they have filed with the Securities and Exchange Commission.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Proposals Submitted for Inclusion in Our Proxy Materials

We will include in our proxy materials for the 2007 annual meeting of shareholders shareholder proposals that comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement. Thus, for the 2007 annual meeting of shareholders, we must receive shareholder proposals submitted for inclusion in our proxy materials no later than March 12, 2007. We will not include in our proxy materials shareholder proposals received after this date. Shareholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

Shareholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, as described above, may be brought before the 2007 annual meeting of shareholders in accordance with our by-laws. Our by-laws require that we receive such proposals no later than 50 days prior to the date of the annual meeting. Thus, for the 2007 annual meeting of shareholders, we must receive shareholder proposals that are not submitted for inclusion in our proxy materials no later than June 25, 2007. In accordance with our by-laws, we will not permit shareholder proposals that do not comply with the foregoing notice requirement to be brought before the 2007 annual meeting of shareholders. Shareholder proposals that are not submitted for inclusion in our proxy statement should be mailed to the following address: Transcat, Inc., 35 Vantage Point Drive, Rochester, New York 14624, Attention: Corporate Secretary.

OTHER MATTERS

As of the date of this proxy statement, the board of directors does not know of any other matters that are to be presented for action at the annual meeting. Should any other matter come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Carl E. Sassano
Chairman and Chief Executive Officer

Rochester, New York
July 10, 2006

APPENDIX A

TRANSCAT, INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

Section I.  Purpose

The primary function of the Audit Committee (“Committee”) of Transcat, Inc. (“Corporation”) is to assist the Board of Directors (“Board”) in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management of the Corporation (“Management”) and the Board have established; the accounting and financial reporting processes of the Corporation and audits of the Corporation’s financial statements, and the independence and performance of the registered public accounting firm employed by the Corporation (“Independent Registered Public Accounting Firm”). Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system;

•	Review and appraise the audit efforts of the Corporation’s Independent Registered Public Accounting Firm; and

•	Provide an open avenue of communication among the Independent Registered Public Accounting Firm, financial and senior Management and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

Section II.  Composition

The Committee shall be comprised of three or more members as determined by the Board, each of whom shall be a director of the Corporation. Each member of the Committee shall meet the independence and experience requirements mandated by regulations issued by the Securities Exchange Commission (“SEC”), the Nasdaq Stock Market, Inc. (“Nasdaq”), all other national or regional exchanges or automated quotation systems on which the Corporation’s securities may be traded, and all applicable laws, rules and regulations, including, when effective, the requirement that at least one member of the Committee be a “financial expert” within the meaning of rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002 and the Nasdaq rules.

All members of the Committee shall have the ability to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement, at the time of their appointment.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Section III.  Meetings

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with Management and the Independent Registered Public Accounting Firm in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, should meet with the Independent Registered Public Accounting Firm and Management quarterly to review the Corporation’s financials consistent with IV(h) below.

Section IV.  Responsibilities and Duties

(a) Responsibilities Relating to Retention of the Independent Registered Public Accounting Firm. The Committee shall be solely responsible for the appointment, compensation, oversight of the work, evaluation and termination of any Independent Registered Public Accounting Firm (including resolution of disagreements between Management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Independent Registered Public Accounting Firm shall report directly to the Committee.

(b) Preapproval of Services. The Committee shall preapprove, pursuant to such processes as are determined to be advisable, all auditing services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services provided to the Corporation by the Independent Registered Public Accounting Firm which are not prohibited by law.

(c) Exception to Preapproval Requirements. The preapproval requirements set forth above shall not be applicable with respect to the provisions of non-audit services, if:

•	The aggregate amount of all such non-audit services provided to the Corporation constitutes not more than five percent (5%) of the total amount of non-audit fees paid by the Corporation to its Independent Registered Public Accounting Firm during the fiscal year in which the non-audit services are provided;

•	Such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and

•	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

(d) Delegation of Preapproval Authority. The Committee may delegate to one or more designated members of the Committee the authority to grant required preapproval of auditing and non-audit services. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

(e) Oversight of the Corporation’s Relationship with the Independent Registered Public Accounting Firm. The Committee shall:

•	Obtain and review copies of the registration applications and annual reports of the Independent Registered Public Accounting Firm;

•	Verify that the Independent Registered Public Accounting Firm does not perform non-audit services prohibited by applicable law;

•	Identify alternative vendors for non-audit services that are not on the list of prohibited non-audit services as set forth in applicable law and determine whether the interests of the Corporation are best served by these services being performed by the Independent Registered Public Accounting Firm or by alternative providers;

•	Verify whether the audit partner responsible for reviewing the audit is nearing the end of the maximum five-year term for being the audit partner and, if at the end of the five-year term, discuss replacement with the Independent Registered Public Accounting Firm;

•	Receive periodic reports from the Independent Registered Public Accounting Firm regarding the auditor’s independence, which reports shall be consistent with Independence Standards Board Standard l, discuss such reports with the Independent Registered Public Accounting Firm, and if so determined by the Committee, take or recommend that the full Board take appropriate action to oversee the independence of the Independent Registered Public Accounting Firm;

•	On an annual basis, the Committee should review and discuss with the Independent Registered Public Accounting Firm all significant relationships the auditors have with the Corporation to determine the Independent registered public accounting firm’s independence.

•	Periodically consult with the Independent Registered Public Accounting Firm out of the presence of Management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

•	Review the report of the Independent Registered Public Accounting Firm, which review should include:

I.	The critical accounting policies and practices used;

II.	The alternative treatments under GAAP discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the Independent Registered Public Accounting Firm’s preferred treatment;

III.	Any material communications between the Independent Registered Public Accounting Firm and Management, including any Management letter or schedule of unadjusted differences.

•	Verify whether any person has taken any action to fraudulently influence, coerce, manipulate or mislead any independent auditor engaged in the performance of the Corporation’s audit for the purpose of rendering the Corporation’s financial statements materially misleading.

(f) Conflicts. The Committee shall:

•	Review and approve all related party transactions; and

•	Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the Independent Registered Public Accounting Firm who participated in the audit of the Corporation to prevent conflicts of interest.

(g) Certification. As a result of CEO and CFO certifications required by applicable law, the Committee shall:

•	Review the procedures Corporation officers use to obtain the information required for them to make certifications of financial information under applicable law;

•	Consider the effect of these procedures on other employees of the Corporation; and

•	Recommend changes in procedures and verify the certification has been made as and when required.

(h) Financial Statement and Disclosure Matters — The Committee shall:

•	Coordinate with the officers of the Corporation to ensure appropriate disclosure in the Corporation’s Annual Report to the SEC on Form 10-K: (1) the number and names of financial experts serving on the Committee; and (2) whether each financial expert is independent and, if not, an explanation of why they are not.

•	Coordinate with the officers of the Corporation to ensure appropriate disclosure to the public of all approvals by the Committee for the Independent Registered Public Accounting Firm to perform non-audit services;

•	In consultation with the Independent Registered Public Accounting Firm, review the integrity of the Corporation’s financial reporting processes, both internal and external;

•	Consider the Independent Registered Public Accounting Firm’s judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting;

•	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the Independent Registered Public Accounting Firm or Management;

•	Review the Corporation’s annual audited financial statements and related issues with Management and the Independent Registered Public Accounting Firm, including major issues regarding accounting and auditing principles and practices and the adequacy of the Corporation’s overall accounting and financial controls;

•	Review the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the Independent Registered Public Accounting Firm;

•	Recommend to the Board whether the Corporation’s audited financial statements should be included in the Corporation’s Annual Report to the SEC on Form 10-K;

•	Prepare the report required by the rules of the SEC to be included in the Corporation’s annual proxy statement;

•	Discuss with the Independent Registered Public Accounting Firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the Corporation’s annual audit; and

•	Review with financial Management and the Independent Registered Public Accounting Firm the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

(i) Complaints. The Committee shall establish procedures to facilitate:

•	The receipt, retention, and treatment of complaints received by the Corporation from third parties regarding accounting, internal accounting controls, or auditing matters; and

•	The confidential and anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

(j) Process Improvement. The Committee shall:

•	Establish regular and separate systems of reporting to the Committee by both Management and the Independent Registered Public Accounting Firm regarding any significant judgments made in Management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments;

•	Following completion of the annual audit, review separately with Management and the Independent Registered Public Accounting Firm any significant difficulties encountered during the course of the audit, including any restrictions of the scope of work or access to required information;

•	Review any significant disagreement between Management and the Independent Registered Public Accounting Firm in connection with the preparation of the financial statements; and

•	Review with the Independent Registered Public Accounting Firm and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

(k) Ethical and Legal Compliance. The Committee shall:

•	Establish, review and update periodically a Code of Ethical Conduct (the “Code”) that, at a minimum, addresses conflicts of interest, and compliance with applicable laws, rules and regulations;

•	Ensure that Management has established a system to enforce the Code and has disclosed any waivers to executives and directors;

•	Ensure that the Code is publicly available;

•	Review Management’s monitoring of the Corporation’s compliance with the Code, and ensure that Management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements;

•	Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies;

•	Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements;

•	Establish procedures for communication with legal counsel of the Corporation to facilitate compliance by legal counsel with its obligation to report to the Committee or other committee of independent directors evidence of material violations of securities law and other matters; and

•	Perform any other activities consistent with this Charter, the Corporation’s By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

(l) Committee Charter. The Committee shall review and update this Charter periodically, at least annually, as conditions dictate.

(m) Miscellaneous Powers and Responsibilities. The Committee shall:

•	Adopt policies to prevent personnel from falsifying or destroying any records to impede any official proceeding; and

•	Adopt a policy to retain all documents relevant to a financial audit for at least five years and to require the Independent Registered Public Accounting Firm to do the same.

Section V.  Use of Advisors

(a) Authority to Engage Advisors. The Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties.

(b) Funding. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to:

•	The Independent Registered Public Accounting Firm for the purpose of rendering or issuing an audit report; and

•	Any advisor employed by the Committee.

* * * *

APPENDIX B

TRANSCAT, INC.

COMPENSATION COMMITTEE CHARTER

1.	Purpose

The purpose of the Compensation Committee is to aid the Board of Directors in meeting its responsibilities with regard to oversight and determination of executive compensation. Among other things, the Committee reviews, recommends and approves salaries and other compensation of Transcat’s CEO, President, COO and CFO (as well as such other officers as may be determined by the Board of Directors) (the “Executives”), administers Transcat’s stock option plans (including reviewing and approving stock option grants to Executives), and administers the Executive Officer bonus plans, if any.

2.	Membership and Structure

The Compensation Committee shall consist solely of independent directors (as defined in the applicable rules for Nasdaq-traded issuers as well as applicable federal law). Appointment to the Committee, including designation of the Chair of the Committee, shall be made on an annual basis by the full Board upon recommendation of the Nominating Committee of the Board. Meetings of the Compensation Committee shall be held at such times and places as the Compensation Committee shall determine. The Compensation Committee may also act by written consent. When necessary, the Committee shall meet in executive session outside of the presence of any of the Executives of the Company. The Chair of the Compensation Committee shall report on activities of the Committee to the Chairman of the Board and, if the Chairman and CEO are the same person, the Lead Director; and thereafter to the full Board.

3.	Responsibilities

The Compensation Committee shall:

•	At least twice during the fiscal year, meet in executive session to determine the compensation of the Chief Executive Officer of the Company. In determining the amount, form, and terms of such compensation, the Committee shall consider the annual performance evaluation of the CEO conducted by the Board of Directors in light of Company goals and objectives relevant to CEO compensation, competitive market data pertaining to CEO compensation at comparable companies, and such other factors (including the level of difficulty of the CEO’s services in the context of the Company’s present, historical or projected financial position) as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the Company and its shareholders.

•	Determine salaries, bonuses, and other matters relating to compensation of the Executives of the Company. In determining the amount, form, and terms of such compensation, the Committee shall consider the officer’s performance in light of Company goals and objectives relevant to executive compensation, competitive market data pertaining to executive compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the Company and its shareholders. Except with regard to matters relating to his compensation, the CEO of the Company may be present at meetings during which executive compensation is under review.

•	Review and make recommendations with respect to shareholder proposals related to compensation matters.

•	Review and make recommendations to the Board regarding executive compensation and benefit plans and programs.

•	As requested by Transcat management, review, consult and make recommendations and/or determinations regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a Board appointed committee with authority to administer a particular plan).

B-1

•	With management, administer the Company’s stock option or other equity-based plans, including the review and approval of management recommendations of grants of stock options to all eligible employees (except the CEO) under the Company’s existing stock option plans.

•	With counsel, draft, review and approve the Report of the Compensation Committee on Executive Compensation to be included in the Company’s annual proxy statement.

•	When appropriate, be authorized to designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

•	Periodically review the adequacy of its charter and recommend any changes to the full Board.

In fulfilling its responsibilities, the Compensation Committee shall have the authority, and shall be afforded resources sufficient, to engage independent compensation consultants or legal advisers when determined by the Committee to be necessary or appropriate and when approved by a majority of independent directors who serve on the Board.

* * * *

B-2

APPENDIX C

TRANSCAT, INC.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

1.	Role

The Governance and Nominating Committee’s role is to determine the slate of Director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual Shareholder meetings, and to review, evaluate and recommend changes regarding the Company’s Corporate Governance.

2.	Membership

The membership of the Committee consists of at least two Directors, each of whom is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member’s independence. The Board appoints the Chairperson.

3.	Operations

The Committee meets at least once a year. Additional meetings may occur as the Committee or its Chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Governance and Nominating Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the By-Laws of the Corporation, or (c) the laws of the State of Ohio.

4.	Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

5.	Responsibilities

The principal responsibilities and functions of the Governance and Nominating Committee are as follows:

•	Periodically evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the Directors fulfilling their responsibilities in a manner that serves the interests of Transcat’s shareholders.

•	Before recommending an incumbent, replacement or additional Director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

•	Assist in identifying, interviewing and recruiting candidates for the Board.

•	Periodically review the composition of each Committee and present recommendations for Committee memberships to the Board as needed.

C-1

•	Periodically review the compensation paid to non-employee Directors for annual retainers (including Board and Committee Chairs) and meeting fees, if any, and make recommendations to the Board of any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to Directors for their services as such.

•	Periodically review and make recommendations about changes to the Charter of the Governance and Nominating Committee.

•	Periodically review and make recommendations about changes to the Charters of other Board Committees after consultation with the respective Committee Chairs.

* * * *

C-2

APPENDIX D

TRANSCAT, INC.

2003 INCENTIVE PLAN

Effective as of August 19, 2003
Amended effective as of August 15, 2006

ARTICLE 1

PURPOSE AND TERM OF PLAN

Section 1.1  Purpose. The purpose of the Plan is to recruit and retain selected Employees, Directors and Consultants and to motivate such Employees, Directors and Consultants to put forth their maximum efforts toward the continued growth, profitability, and success of the Company by providing incentives to such Employees, Directors and Consultants through the ownership and performance of Common Stock.

Section 1.2  Term. The Plan was approved by the Board on June 24, 2003, and will become effective upon the date of the approval by Transcat’s shareholders at the 2003 Annual Meeting of the Shareholders. The Plan and any Awards granted thereunder shall be null and void if shareholder approval is not obtained at the 2003 Annual Meeting of the Shareholders. The Plan shall terminate on June 23, 2013, or the earlier dissolution of Transcat, and no Awards shall be granted after such date.

Section 1.3  Successor Plan. This Plan shall serve as the successor to the Transcat, Inc. Amended and Restated 1993 Stock Option Plan (the “Predecessor Plan”), and no further grants shall be made under the Predecessor Plan from and after the effective date of this Plan. All outstanding stock options under the Predecessor Plan immediately prior to the effective date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as outstanding stock options under this Plan. However, each such stock option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and, except as otherwise expressly provided herein, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated stock options with respect to their acquisition of shares of Common Stock, or otherwise modify the rights or the obligations of the holders of such stock options. Any stock options issued under the Predecessor Plan that lapse, expire, terminate or are cancelled shall be deemed available for issuance or reissuance under Section 6.1 of the Plan.

ARTICLE 2

DEFINITIONS

In any necessary construction of a provision of this Plan, the masculine gender may include the feminine, and the singular may include the plural, and vice versa.

Section 2.1  “Approved Reason” means a reason for terminating employment with the Company which, in the opinion of the Committee, is in the best interests of the Company.

Section 2.2  “Award” means any form of stock option, Stock Award, Performance Award, or other incentive award granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

Section 2.3  “Award Notice” means the written document establishing the terms, conditions, restrictions, and/or limitations of an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers. The Committee will establish the form of the written document in the exercise of its sole and absolute discretion.

Section 2.4  “Board” means the Board of Directors of Transcat.

Section 2.5  “Cause” means (a) the willful and continued failure by a Participant to substantially perform his or her duties with the Company after written warnings identifying the lack of substantial performance are delivered to the Participant by the Company to specifically identify the manner in which the Company believes that the Participant has not substantially performed his or her duties, (b) the willful engaging by a Participant in illegal conduct which is materially and demonstrably injurious to the Company, (c) the commission of a felony by a Participant, (d) the breach by a Participant of a material fiduciary duty owed by that Participant to the Company, (e) the intentional unauthorized disclosure by a Participant to any person of confidential information or trade secrets of a material nature relating to the Company’s business, or (f) the engaging by a Participant in any conduct that the Company’s written rules, regulations or policies specify as constituting grounds for discharge.

Section 2.6  “CEO” means the Chief Executive Officer of Transcat.

Section 2.7  “Change In Control” means (i) any “person” within the meaning of Section 14(d) of the Exchange Act, other than Transcat, a Subsidiary, or any employee benefit plan(s) sponsored by Transcat or any Subsidiary, is or has become the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 50 percent or more of the combined voting power of the outstanding securities of Transcat ordinarily having the right to vote at the election of directors; (ii) individuals who constitute the Board on August 19, 2003 (the “Incumbent Board”) have ceased for any reason to constitute at least a majority thereof (or a majority of the Board as then constituted), provided that any person becoming a director subsequent August 19, 2003 whose election, or nomination for election by Transcat’s shareholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Transcat in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; (iii) the closing of a reorganization, merger or consolidation of Transcat, other than one with respect to which all or substantially all of those persons who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of outstanding securities of Transcat ordinarily having the right to vote in the election of directors own, immediately after such transaction, more than three-quarters (3/4) of the outstanding securities of the resulting corporation ordinarily having the right to vote in the election of directors; (iv) the closing of a sale or other disposition of all or substantially all of the assets of Transcat, other than to a Subsidiary; or (v) the complete liquidation and dissolution of Transcat.

Section 2.8  “Change In Control Price” means the highest closing price (or, if the shares are not traded on an exchange, the highest last sale price or closing “asked” price) per share paid for the purchase of Common Stock in a national securities market during the 90-day period ending on the date the Change In Control occurs.

Section 2.9  “Code” means the Internal Revenue Code of 1986, as amended from time to time, including the regulations thereunder and any successor provisions and the regulations thereto.

Section 2.10  “Committee” means the Compensation, Benefits and Stock Options Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist of two or more Directors, all of whom are both a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of the definition of such term as contained in Proposed Treasury Regulation Section 1.162-27(e)(3) or any successor definition adopted under Section 162(m) of the Code.

Section 2.11  “Common Stock” means the common stock, $.50 par value per share, of Transcat that may be newly issued or treasury stock.

Section 2.12  “Company” means Transcat and its Subsidiaries.

Section 2.13  “Consultants” means the consultants, advisors and independent contractors retained by the Company.

Section 2.14  “Covered Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

Section 2.15  “Director” means a non-Employee member of the Board.

Section 2.16  “Disability,” for a Participant who is an Employee, means a disability under the terms of the long-term disability plan maintained by the Participant’s employer, or in the absence of such a plan, the Transcat, Inc. Long Term Disability Plan; and for all other Participants, means a disability under the Transcat, Inc. Long Term Disability Plan.

Section 2.17  “Effective Date” means the date an Award is determined to be effective by the Committee upon its grant of such Award, which date shall be set forth in the applicable Award Notice.

Section 2.18  “Employee” means any person employed by the Company on a full-time basis.

Section 2.19  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

Section 2.20  “Fair Market Value” means the fair market value determined by the Committee, in good faith, based upon a reasonable method of valuation adopted by the Committee, or such method as may be permitted by the Code, or the regulations or rulings thereunder.

Section 2.21  “Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee in determining the size of an Award for a Performance Period if, in the Committee’s sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of an Award. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan, including, but not limited to Negative Discretion, be used to: (a) grant Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained under the applicable Performance Formula; or (b) increase an Award above the maximum amount payable under Section 6.3 of the Plan.

Section 2.22  “Participant” means either an Employee, Director or Consultant to whom an Award has been granted by the Committee under the Plan.

Section 2.23  “Performance Awards” means the Stock Awards, performance units and performance shares granted to Covered Employees pursuant to ARTICLE 9. All Performance Awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Section 2.24  “Performance Criteria” means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period. The Performance Criteria that will be used to establish such Performance Goal(s) shall include and not be limited to the following: increase in total revenue or product revenue, earnings before interest and taxes, earnings before interest, depreciation, taxes and amortization (“EBIDTA”), return on shareholders’ equity, total shareholder return, gross margin, earnings per share, net income, operating income, net profit, operating profits, profits before tax, ratio of debt to debt plus equity, economic value added, ratio of operating earnings to capital spending, free cash flow, return on assets, equity or shareholders’ equity and Common Stock price per share. To the extent required by Section 162(m) of the Code, the Committee shall, within the time period required by Section 162(m) of the Code (generally, the first 90 days of a Performance Period), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

Section 2.25  “Performance Formula” means, for a Performance Period, the one or more objective formulas (expressed as a percentage or otherwise) applied against the relevant Performance Goal(s) to determine, with regards to the Award of a particular Participant, whether all, some portion but less than all, or none of the Award has been earned for the Performance Period.

Section 2.26  “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the time period permitted by Section 162(m) of the Code (generally, the first 90 days of a Performance Period), or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (c) in view of the Committee’s assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant.

Section 2.27  “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Award.

Section 2.28  “Plan” means the Transcat, Inc. 2003 Incentive Plan.

Section 2.29  “Retirement” means, in the case of a Participant employed by the Company, voluntary termination of employment on or after 55.

Section 2.30  “Stock Award” means an Award granted pursuant to ARTICLE 8 in the form of shares of Common Stock, restricted shares of Common Stock, and/or Units of Common Stock.

Section 2.31  “Subsidiary” means a corporation or other business entity in which Transcat directly or indirectly has an ownership interest of 50 percent or more, except that with respect to incentive stock options, “Subsidiary” shall mean “subsidiary corporation” as defined in Section 424(f) of the Code.

Section 2.32  “Transcat” means Transcat, Inc., an Ohio corporation.

Section 2.33  “Unit” means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, canceled, forfeited or terminated, as the case may be: Units of Common Stock, performance units and performance shares which are expressed in terms of Units of Common Stock.

ARTICLE 3

ELIGIBILITY

Section 3.1  In General. Subject to Section 3.2, all Employees, Directors and Consultants are eligible to participate in the Plan. The Committee may select, from time to time, Participants from those Employees who, in the opinion of the Committee, can further the Plan’s purposes. In addition, the Committee may select, from time to time, Participants from those Directors and Consultants (who may or may not be Committee members) who, in the opinion of the Committee, can further the Plan’s purposes. Once a Participant is so selected, the Committee shall determine the type(s) of Awards to be made to the Participant and shall establish in the related Award Notice(s) the terms, conditions, restrictions and/or limitations, if any, applicable to the Award(s) in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

Section 3.2  Incentive Stock Options. Only Employees shall be eligible to receive “incentive stock options” (within the meaning of Section 422 of the Code).

ARTICLE 4

PLAN ADMINISTRATION

Section 4.1  Responsibility. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.

Section 4.2  Authority of the Committee. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (a) select the Participants and determine the type of Awards to be made to Participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of the Awards; (b) interpret the Plan; (c) determine eligibility for participation in the Plan; (d) decide all questions concerning eligibility for and the amount of Awards payable under the Plan; (e) construe any ambiguous provision of the Plan; (f) correct any default; (g) supply any omission; (h) reconcile any inconsistency; (i) issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper; (j) make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper; (k) determine whether Awards should be granted singly, in combination or in tandem; (l) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations; (m) accelerate the vesting, exercise, or payment of an Award or the Performance Period of an Award when such action or actions would be in the best interest of the Company; (n) establish such other types of Awards, besides those specifically enumerated in ARTICLE 5 hereof, which the Committee determines are consistent with the Plan’s purpose; (o) grant Awards in replacement of Awards previously granted under this Plan, the Predecessor Plan or any other executive compensation plan of the Company; (p) establish and administer the Performance Goals and certify whether, and to what extent, they have been attained; (q) determine the terms and provisions of any agreements entered into hereunder; (r) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; and (s) make all other determinations it deems necessary or advisable for the administration of the Plan, including factual determinations.

Section 4.3  Discretionary Authority. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. It is the intent of Plan that the decisions of the Committee and its actions with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

Section 4.4  Section 162(m) of the Code. With regards to all Covered Employees, the Plan shall, for all purposes, be interpreted and construed in accordance with Section 162(m) of the Code.

Section 4.5  Action by the Committee. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its number to execute and deliver documents on behalf of the Committee.

Section 4.6  Allocation and Delegation of Authority. The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO or other senior members of management as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or are Covered Employees. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

ARTICLE 5

FORM OF AWARDS

Section 5.1  In General. Awards may, at the Committee’s sole discretion, be paid in the form of stock options pursuant to ARTICLE 7, Stock Awards pursuant to ARTICLE 8, Performance Awards pursuant to ARTICLE 9, any form established by the Committee pursuant to Section 4.2(n), or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole judgment, subject an Award to such other terms, conditions, restrictions and/or limitations (including, but not limited to, the time and conditions of exercise and restrictions on transferability and vesting), provided they are not inconsistent with the terms of the Plan. Awards under a particular Article of the Plan need not be uniform and Awards under two or more Articles may be combined into a single Award Notice. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

Section 5.2  Foreign Jurisdictions.

(a) Special Terms. In order to facilitate the making of any Award to Participants who are employed or retained by the Company outside the United States as Employees, Directors or Consultants (or who are foreign nationals temporarily within the United States), the Committee may provide for such modifications and additional terms and conditions (“special terms”) in Awards as the Committee may consider necessary or appropriate to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The special terms may provide that the grant of an Award is subject to (1) applicable governmental or regulatory approval or other compliance with local legal requirements and/or (2) the execution by the Participant of a written instrument in the form specified by the Committee, and that in the event such conditions are not satisfied, the grant shall be void. The special terms may also provide that an Award shall become exercisable or redeemable, as the case may be, if an Employee’s employment or Director or Consultant’s relationship with the Company ends as a result of workforce reduction, realignment or similar measure and the Committee may designate a person or persons to make such determination for a location. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for purposes of implementing any special terms, without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan shall: (a) increase the limitations contained in Section 6.3; (b) increase the number of available shares under Section 6.1; (c) cause the Plan to cease to satisfy any conditions of Rule 16b-3 under the Exchange Act or, with respect to Covered Employees, Section 162(m) of the Code; or (d) revoke, remove or reduce any vested right of a Participant without the prior written consent of such Participant.

(b) Currency Effects. Unless otherwise specifically determined by the Committee, all Awards and payments pursuant to such Awards shall be determined in U.S. currency. The Committee shall determine, in its discretion, whether and to the extent any payments made pursuant to an Award shall be made in local currency, as opposed to U.S. dollars. In the event payments are made in local currency, the Committee may determine, in its discretion and without liability to any Participant, the method and rate of converting the payment into local currency.

(c) Modifications to Awards. The Committee shall have the right at any time and from time to time and without prior notice to modify outstanding Awards to comply with or satisfy local laws and regulations or to avoid costly governmental filings. By means of illustration, but not limitation, the Committee may restrict the method of exercise of an Award to facilitate compliance with applicable securities laws or exchange control filings, laws or regulations.

(d) No Acquired Rights. No Employee in any country shall have any right to receive an Award, except as expressly provided for under the Plan. All Awards made at any time are subject to the prior approval of the Committee.

ARTICLE 6

SHARES SUBJECT TO PLAN

Section 6.1  Available Shares. The maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall be 982,000 shares plus any shares of Common Stock that become available under Section 1.3 (which shares shall also be available for grants or awards under the Plan); provided, however, the maximum aggregate number of shares that shall be available for grant of Awards under the Plan shall not exceed 1,900,000 shares. Such amount shall be subject to adjustment as provided in Section 6.2. Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee’s permission for Awards not involving Common Stock, shall be available again for grant under the Plan. Moreover, if the option price of any stock option granted under the Plan or the tax withholding requirements with respect to any stock option granted under the Plan are satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered will be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. The maximum number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional performance shares. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. For the purpose of computing the total number of shares of Common Stock granted under the Plan, where one or more types of Awards, both of which are payable in shares of Common Stock, are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares granted under both Awards shall be deemed to be equivalent to the number of shares under one of the Awards.

Section 6.2  Adjustment to Shares.

(a) In General. The provisions of this Section 6.2(a) are subject to the limitation contained in Section 6.2(b). If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital of Transcat, or through a merger, consolidation, separation (including a spin off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the meaning of such term in Section 368(a) of the Code) or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. In the event of any other change in the capital structure or in the Common Stock of Transcat, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. The maximum number of shares available for issuance under the Plan shall be automatically adjusted to the extent necessary to reflect any dividend equivalents paid in the form of Common Stock. Subject to Section 6.2(b), if the maximum number of shares of Common Stock available for issuance under the Plan are adjusted pursuant to this Section 6.2(a), corresponding adjustments shall be made to the limitations set forth in Section 6.3.

(b) Covered Employees. In no event shall the Award of any Participant who is a Covered Employee be adjusted pursuant to Section 6.2(a) to the extent it would cause such Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(c) Adjustment Required By Exchange Listing Requirements. The Committee may reduce the maximum number of shares of Common Stock which shall be available for the grant of Awards under the Plan set forth in Section 6.1 to the extent such reduction is required or necessary to comply with the listing criteria of a national exchange or automated quotation system on which any security of the Company is listed or is to be listed.

Section 6.3  Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Award payable (or granted, if applicable) to any one Participant under the Plan for a calendar year is: (a) for stock options, 450,000 shares of Common Stock; (b) for Stock Awards (including those issued in the form of Performance Awards under ARTICLE 9), 100,000 shares of Common Stock; and (c) for Performance Awards, 75,000 shares of Common Stock or, in the event the Performance Award is paid in cash, $300,000.

ARTICLE 7

STOCK OPTIONS

Section 7.1  In General. Awards may be granted in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both. All Awards under the Plan issued to Covered Employees in the form of non-qualified stock options shall qualify as “performance-based compensation” under Section 162(m) of the Code.

Section 7.2  Terms and Conditions of Stock Options. An option shall be exercisable in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. Subject to the requirements of Section 7.3 for incentive stock options, the price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than 100 percent of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the stock option’s grant.

Section 7.3  Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422 of the Code. Accordingly, the exercise of an incentive stock option shall be not less than 100 percent (or such greater percentage as may be required by Section 422 of the Code) of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the option’s grant. The aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000 (or such other limit as may be required by Section 422 of the Code). Furthermore, stock options issued in the form of incentive stock options must be issued within ten years from the effective date of the Plan, and the term of such stock options may not exceed ten years (or any shorter period required by Section 422 of the Code).

Section 7.4  Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any stock option Award, provided they are not inconsistent with the Plan.

Section 7.5  Vesting. Unless otherwise provided in an Award Notice, a stock option shall vest and become exercisable pro rata with respect to one-third of the shares subject to such stock option on the first, second and third anniversaries of the Effective Date of such stock option.

Section 7.6  Exercise. Upon exercise, the option price of a stock option may be paid in cash, or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. Any shares of Common Stock tendered by a Participant upon exercise of a stock option must have been purchased on the open market or, if acquired by the Participant pursuant to a previous stock option exercise, be owned by the Participant for at least six months prior to the date of exercise of the stock option. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. Subject to Section 14.8, stock options awarded under the Plan may also be exercised by way of a broker-assisted stock option exercise program of the Company, if any, provided such program is available at the time of the option’s exercise. The Committee may permit a Participant to satisfy the minimum amounts required to be withheld under applicable federal, state and local tax laws, in effect from time to time, by electing to have the Company withhold a portion of the shares of Common Stock to be delivered for the payment of such taxes.

Section 7.7  Company’s Right to Redeem Stock Options. Every vested stock option under this Plan may be redeemable by Transcat at any time. The purchase price for any stock option redeemed by the Company shall be the Fair Market Value of the Common Stock underlying such stock option, less the exercise price of such stock option. The purchase price, less any amount of federal or state taxes attributable to the redemption that Transcat deems it necessary or advisable to pay or withhold, shall be paid in cash.

ARTICLE 8

STOCK AWARDS

Section 8.1  Grants. Awards may be granted in the form of Stock Awards. Stock Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.

Section 8.2  Award Restrictions. Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment, provided such terms, conditions, restrictions, and/or limitations are not inconsistent with the Plan. The Committee may modify or accelerate the delivery of a Stock Award under such circumstances as it deems appropriate.

Section 8.3  Vesting. At the discretion of the Committee, unless otherwise provided in an Award Notice, the restrictions, if any, on a Stock Award shall expire pro rata with respect to one-third of the shares subject to such Stock Award on the first, second and third anniversaries of the Effective Date of such Stock Award.

Section 8.4  Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to any restrictions imposed under Section 8.2, the Committee may, in its sole discretion, grant to the

Participant to whom such restricted shares have been awarded all or any of the rights of a shareholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and, pursuant to ARTICLE 12, the right to receive dividends.

Section 8.5  Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

ARTICLE 9

PERFORMANCE AWARDS

Section 9.1  Purpose. For purposes of grants issued to Covered Employees, the provisions of this ARTICLE 9 shall apply in addition to and, where necessary, in lieu of the provisions of ARTICLE 8. The purpose of this Article is to provide the Committee the ability to qualify the Stock Awards authorized under ARTICLE 8, the performance units under Section 9.5, and the performance shares under Section 9.6 as “performance-based compensation” under Section 162(m) of the Code. The provisions of this ARTICLE 9 shall control over any contrary provision contained in ARTICLE 8.

Section 9.2  Eligibility. Only Covered Employees shall be eligible to receive Performance Awards. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code) which Covered Employees will be Participants for such period. However, designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. The determination as to whether or not such Participant becomes entitled to an Award for such Performance Period shall be decided solely in accordance with the provisions of this ARTICLE 9. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employee as a Participant in such period or in any other period.

Section 9.3  Discretion of Committee with Respect to Performance Awards. With regards to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s), whether the Performance Goal(s) is(are) to apply to the Company or any one or more subunits thereof, and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regards to the Performance Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 9.3 and record the same in writing.

Section 9.4  Payment of Performance Awards.

(a) Condition to Receipt of Performance Award. Unless otherwise provided in the relevant Award Notice, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance Award for such Performance Period.

(b) Limitation. A Participant shall be eligible to receive a Performance Award for a Performance Period only to the extent that: (1) the Performance Goals for such period are achieved; and (2) and the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.

(c) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Award for the Performance Period and, in so doing, shall apply Negative Discretion, if and when it deems appropriate.

(d) Negative Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Award earned under the Performance Formula for the Performance Period through the use of Negative Discretion, if in its sole judgment, such reduction or elimination is appropriate.

(e) Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by Section 9.4(c).

Section 9.5  Performance Units.

(a) Grants. Performance Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to Units valued by reference to designated criteria established by the Committee, other than Common Stock.

(b) Performance Criteria. Performance units shall be contingent on the attainment during a Performance Period of certain Performance Goals. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the Performance Period, in order to take into consideration any unforeseen events or changes in circumstances.

(c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of performance units, provided they are not inconsistent with the Plan.

Section 9.6  Performance Shares.

(a) Grants. Performance Awards may be granted in the form of performance shares. Performance shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock.

(b) Performance Criteria. Performance shares shall be contingent upon the attainment during a Performance Period of certain Performance Goals. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the Performance Period, in order to take into consideration any unforeseen events or changes in circumstances.

(c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

ARTICLE 10

EFFECT OF CERTAIN EVENTS

Section 10.1  Stock Options.

(a) Committee Rules. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant’s stock options issued under the Plan in the event of such Participant’s death, Disability, Retirement, termination for an Approved Reason and other termination.

(b) Death. Unless otherwise provided in an Award Notice, upon a Participant’s death, any stock option may be exercised in whole or in part within one year after the date of the Participant’s death and then only: (a) by the beneficiary designated by the Participant in a writing submitted to the Company prior to the Participant’s death, or in the absence of same, by the Participant’s estate or by or on behalf of such person or persons to whom the Participant’s rights pass under his or her will or the laws of descent and distribution, (b) to the extent that the Participant would have been entitled to exercise the stock option at the date of his or her death and subject to all of the conditions on exercise imposed by the Plan and the Award Notice, and (c) prior to the expiration of the term of the stock option.

(c) Disability. Unless otherwise provided in an Award Notice, upon a Participant’s Disability, any stock option may be exercised in whole or in part within one year after the date of the Participant’s Disability and then only to the extent that the Participant would have been entitled to exercise the stock option at the date of his or her Disability, subject to all of the conditions on exercise imposed by the Plan and the Award Notice and prior to the expiration of the term of the stock option.

(d) Retirement or Termination for an Approved Reason. Unless otherwise provided in an Award Notice, upon a Participant’s Retirement or termination for an Approved Reason, any stock option may be exercised in whole or in part thereafter only to the extent that the Participant would have been entitled to exercise the stock option at the date of his or her Retirement or termination for an Approved Reason, and subject to all of the conditions on exercise imposed by the Plan and the Award Notice and prior to the expiration of the term of the stock option.

(e) Other Termination. If a Participant’s employment with the Company terminates for a reason other than death, Disability, Retirement, or an Approved Reason, and unless otherwise provided in an Award Notice, any stock option may be exercised in whole or in part within 90 days after the date of termination of employment and then only to the extent such stock option is vested and exercisable at the time of the termination of employment, and subject to all of the conditions on exercise imposed by the Plan and the Award Notice and prior to the expiration of the term of the stock option.

(f) Acceleration and Extension. Notwithstanding this Section or the terms of an Award Notice, the Committee may: (i) accelerate the vesting and exercisability of a stock option in order to allow its exercise by the estate or beneficiary of a deceased Participant or by the disabled, retired or terminated Participant; and (ii) extend the period for exercise of a stock option, provided such extension does not exceed the term of such stock option.

Section 10.2  Other Awards. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of the other Awards of a Participant under the Plan in the event of such Participant’s death, Disability, Retirement, or termination from the Company.

Section 10.3  Change In Control.

(a) Background. Notwithstanding any provision contained in the Plan, including, but not limited to, Section 4.4, the provisions of this Section 10.3 shall control over any contrary provision.

(b) Change In Control. Upon a Change In Control: (i) the terms of this Section 10.3 shall immediately become operative, without further action or consent by any person or entity; (ii) all terms, conditions, restrictions, and limitations in effect on any unexercised, unearned, unpaid, and/or deferred Award, or any other outstanding Award, shall immediately lapse as of the date of such event; (iii) no other terms, conditions, restrictions and/or limitations shall be imposed upon any Awards on or after such date, and in no circumstance shall an Award be forfeited on or after such date; and (iv) except in those instances where a prorated Award is required to be paid under this Section 10.3, all unexercised, unvested, unearned, and/or unpaid Awards or any other outstanding Awards shall automatically become 100 percent vested immediately. The Committee shall determine the appropriate method and time for the conversion, payment or exercise of such Awards after a Change In Control.

(c) Dividends and Dividend Equivalents. Upon a Change In Control, all unpaid dividends and dividend equivalents and all interest accrued thereon, if any, shall be treated and paid under this Section 10.3 in the identical manner and time as the Award under which such dividends or dividend equivalents have been credited. For example, if an Award under this Section 10.3 is to be paid in a prorated fashion, all unpaid dividends and dividend equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

(d) Treatment of Performance Units and Performance Shares. If a Change In Control occurs during the term of one or more Performance Periods for which the Committee has granted performance units and/or performance shares, the term of each such Performance Period (hereinafter a “current performance period”) shall immediately terminate upon the occurrence of such event. Upon a Change In Control, for each “current performance period” and each completed performance period for which the Committee has not on or before such date made a determination as to whether and to what degree the performance objectives for such period have been attained (hereinafter a “completed performance period”), it shall be assumed that the performance objectives have been attained at a level of 100 percent or the equivalent thereof. A Participant in one or more “current performance periods” shall be considered to have earned and, therefore, be entitled to receive, a prorated portion of the Awards previously granted to him for each such “current performance period.” Such prorated portion shall be determined by multiplying the number of performance shares or performance units, as the case may be, granted to the Participant by a fraction, the numerator of which is the total number of whole months that have elapsed since the beginning of the “current performance period,” and the denominator of which is the total number of full months in such “current performance period.” For purposes of this calculation, a partial month shall be treated as a full month to the extent 15 or more days in such month have elapsed. A Participant in one or more “completed performance periods” shall be considered to have earned and, therefore, be entitled to receive all the performance shares or performance units, as the case may be, previously granted to him during each such “completed performance period.”

(e) Valuation of Awards. Upon a Change In Control, all outstanding Units of Common Stock, stock options (including incentive stock options), Stock Awards (including those issued as Performance Awards under ARTICLE 9), performance shares (including those earned as a result of the application of Section 10.3(d) above), and all other outstanding stock-based Awards (including those granted by the Committee pursuant to its authority under Section 4.2(n) hereof), shall be valued on the basis of the Change In Control Price.

(f) Deferred Awards. Upon a Change In Control, all Awards deferred by a Participant under ARTICLE 13 hereof, but for which he or she has not received payment as of such date, shall be paid as soon as practicable, but in no event later than 90 days after the Change In Ownership or the event giving rise to rights under this Section 10.3. For purposes of making such payment, the value of all Awards that are stock based shall be determined by the Change In Control Price.

(g) Limitation on Acceleration and Payment. The acceleration or payment of Awards under this Section 10.3 could, in certain circumstances, subject a Participant to the excise tax provided under Section 4999 of the Code. It is the object of this Section 10.3(g) to see that each Participant retains in full the benefits of the Plan and to provide for the maximum after-tax income to each Participant. Accordingly, the Participant must determine, before any payments are made on Awards pursuant to this Section 10.3, which of the following two alternative forms of acceleration will maximize the Participant’s after-tax proceeds, and must notify the Company in writing of his or her determination:

(i) Full Vesting. Payment in full of all Awards pursuant to this Section 10.3.

(ii) Limited Vesting. Payment of only a part of the Participant’s Awards so that the Participant receives the largest payment possible without causing an excise tax to be payable by the Participant under Section 4999 of the Code.

The Participant’s Awards shall be paid only to the extent permitted under the alternative determined by the Participant to maximize his or her after-tax proceeds, and the Participant shall have no rights to any greater payments on his or her Awards. The determination of whether Limited Vesting is required and the application of the rules in this Section 10.3(g) shall initially be made by the Participant and all such determinations shall be conclusive and binding on the Company unless the Company proves that they are clearly erroneous. In the latter event, such determinations shall be made by the Company.

ARTICLE 11

PAYMENT OF AWARDS

Section 11.1  Payment. Absent a Plan provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions, provided such terms, conditions, restrictions and/or limitations are not inconsistent with the Plan. Further, payment of Awards may be made in the form of a lump sum or installments, as determined by the Committee.

Section 11.2  Withholding Taxes. The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock having a Fair Market Value, as determined by the Committee, equal to the minimum amount of such required withholding taxes.

ARTICLE 12

DIVIDEND AND DIVIDEND EQUIVALENTS

If an Award is granted in the form of a stock option, Stock Award or performance share, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award’s payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time(s) as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with Stock Awards or performance shares, be credited as additional Stock Awards or performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of shares available for grant under Section 6.1 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional Stock Awards or performance shares.

ARTICLE 13

DEFERRAL OF AWARDS

At the discretion of the Committee, payment of any Award, dividend, or dividend equivalent, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee, and, with respect to those deferred Awards denominated in the form of Common Stock, with dividends or dividend equivalents.

ARTICLE 14

MISCELLANEOUS

Section 14.1  Nonassignability. Except as otherwise determined by the Committee or as otherwise provided in an Award Notice, no Awards or any other payment under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, pledge, or encumbrance, nor shall any Award be payable to or exercisable by anyone other than the Participant to whom it was granted.

Section 14.2  Amendments to Awards. The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate, provided that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant’s consent.

Section 14.3  Regulatory Approvals and Listings. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (iii) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Section 14.4  No Right to Continued Employment or Grants. Participation in the Plan shall not give any Employee any right to remain in the employ of the Company. The Company reserves the right to terminate any Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Employee or any other individual any right to be selected as a Participant or to be granted an Award. In addition, no Employee having been selected for an Award, shall have at any time the right to receive any additional Awards.

Section 14.5  Amendment/Termination. The Committee may suspend or terminate the Plan at any time for any reason with or without prior notice. In addition, the Committee may, from time to time for any reason and with or without prior notice, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would increase the number of shares available under the Plan, or which would require the vote of the shareholders of Transcat pursuant to Section 162(m) of the Code, but only insofar as such amendment affects Covered Employees, or if such approval is necessary or deemed advisable with respect to tax, securities, or other applicable laws, policies, or regulations. Notwithstanding the foregoing and subject to Section 7.7, the Committee may not revoke, remove or reduce any vested right of a Participant without the prior written consent of such Participant.

Section 14.6  Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable federal law, without giving effect to its conflicts of law provisions.

Section 14.7  No Right, Title, or Interest in Company Assets. No Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of restricted shares of Common Stock, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

Section 14.8  Section 16 of the Exchange Act. In order to avoid any Exchange Act violations, the Committee may, from time to time, impose additional restrictions upon an Award, including but not limited to, restrictions regarding tax withholdings and restrictions regarding the Participant’s ability to exercise Awards under the a broker-assisted stock option exercise program of the Company, if any.

Section 14.9  No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

* * * *

c/o National City Bank Shareholder Services Operations Locator 5352 P. O. Box 94509 Cleveland, OH 44101-4509
YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of
Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

• Please fold and detach card at perforation before mailing •

(Continued from other side)
•	This proxy is solicited on behalf of our board of directors.

•	This proxy will be voted as specified by you, and it revokes any prior proxy given by you.

•	Unless you withhold authority to vote for one or more of the nominees according to the instructions on the reverse side of this proxy, your signed proxy will be voted FOR the election of the four nominees for directors listed on the reverse side of this proxy and described in the accompanying proxy statement.

•	Unless you specify otherwise, your signed proxy will be voted FOR the other proposals listed on the reverse side of this proxy and described in the accompanying proxy statement.

•	You acknowledge receipt with this proxy of a copy of the notice of annual meeting and proxy statement dated July 10, 2006, describing more fully the proposals listed in this proxy.

Dated: , 2006

Signature(s) of shareholder(s)

Please date and sign name exactly as it appears on this proxy. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation, indicating his or her title.

• Please fold and detach card at perforation before mailing. •

TRANSCAT, INC.

P R O X Y	The undersigned appoints CARL E. SASSANO and CHARLES P. HADEED, and each of them, as proxies for the undersigned, with full power of substitution, to vote all shares of the common stock of TRANSCAT, INC. owned by the undersigned at the annual meeting of shareholders to be held at the company’s headquarters, which are located at 35 Vantage Point Drive, Rochester, New York 14624, on Tuesday, August 15, 2006 at 12:00 noon, local time, and at any adjournments of such annual meeting, reserving to such proxies the right to vote such shares cumulatively to elect the maximum number of director nominees, as follows:
	1.	Election of Directors
		☐ FOR all nominees listed below		☐ WITHHOLD AUTHORITY
		(except as marked to the contrary)		to vote for all nominees listed below

Instructions: To withhold authority to vote for any individual nominee, please strike a line throught the nominee’s name.
Francis R. Bradley Cornelius J. Murphy Alan H. Resnick Carl E. Sassano

	2.	Proposal to approve an amendment to the Transcat, Inc. 2003 Incentive Plan to permit directors to participate in the plan.

		☐ FOR	☐ AGAINST	☐ ABSTAIN

	3.	Proposal to ratify the selection of BDO Seidman, LLP as the company’s independent registered public accounting firm for the fiscal year ending March 31, 2007.

		☐ FOR	☐ AGAINST	☐ ABSTAIN

	4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.
(Continued and to be signed, on reverse side)